EXHIBIT 10.110

                             MEMORANDUM OF AGREEMENT

               THIS MEMORANDUM OF AGREEMENT (this "MOA") is entered into to be effective as of November 28, 1995, by and between READING AND BATES, INC., an Oklahoma corporation ("Seller"), and DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Buyer"), with reference to the following facts:

         A.    Seller  is  the  sole  owner of  the  whole  of the  offshore drilling unit "M.G. HULME, JR.," Official No. 651644, together with all related equipment (but excluding leased equipment owned by third parties), machinery, spare parts and other property and each part thereof, whether onboard or ashore, including, without limitation, any and all attachments, accessories and additions thereto, and all substitutions, replacements, products and proceeds thereof (the "Vessel"), as more particularly described herein.

         B. Seller wishes to sell the Vessel to Buyer, and Buyer wishes to purchase the Vessel from Seller, upon the terms and subject to the conditions set forth herein.

         C. Immediately upon the transfer of title to the Vessel from Seller to Buyer, Reading & Bates Drilling Co., an Oklahoma corporation ("Charterer") wishes to charter the Vessel from Buyer, and Buyer wishes to charter the Vessel to Charterer, upon the terms and subject to the conditions set forth in the Bareboat Charter to be entered into by and between Buyer and Charterer.

               NOW, THEREFORE, for and in consideration of the mutual benefits accruing and expected to accrue hereunder, Seller hereby agrees to sell, and Buyer hereby agrees to purchase, the Vessel, subject to the following terms and conditions:

         1. Vessel. The Vessel is a semi-submersible drilling unit built in 1983 by Daewoo Shipbuilding at Koje Island, South Korea, and is documented under the laws and flag of the United States of America. The Vessel is classed by the American Bureau of Shipping ("ABS") as a Maltese Cross A-1 AMS column stabilized drilling unit. The Vessel currently is located at Garden Banks Block 387, Outer Continental Shelf, Gulf of Mexico, and will remain at that location at least through the Closing Date (as defined below).

          2. Price. The total purchase price for the sale of the Vessel shall be FIFTY MILLION U.S. Dollars ($50,000,000) (the "Purchase Price").

          3. Closing. Closing for the sale of the Vessel from Seller to Buyer ("Closing") shall occur on a date mutually agreed upon by Buyer and Seller promptly after the satisfaction of all of the conditions required to be satisfied under Section 6 below (the "Closing Date"). The Closing shall be held at a location to be mutually agreed upon by Buyer and Seller. Upon Closing, Seller shall have provided for the deletion from the Registry of Vessels of Seller s name as designated owner of the Vessel.

           4. Payment. Buyer agrees to pay Seller the total Purchase Price at Closing, net of all costs, fees and expenses payable or reimbursable by Seller pursuant to Section 10 below, by wire transfer in immediately available, same-day funds to such accounts as Seller shall notify Buyer in writing at or prior to Closing.

           5. Equipment; Spares. The Purchase Price includes, and Seller shall convey the Vessel to Buyer with, all spare parts, equipment and other items belonging to her (but excluding all leased equipment owned by third parties). All spare parts and equipment, including, without limitation, all items set forth in Schedule A attached hereto and all broached and unbroached stores and provisions belonging to the Vessel at the time of Closing, used or unused, whether onboard or ashore, shall become Buyer's property.

           6. Conditions Precedent. The obligation of Buyer to consummate the purchase of the Vessel is subject to (i) receipt by Buyer of each of the documents described in subsections a. through z. below, in form and substance satisfactory to Buyer and each Investor (as defined in the Bareboat Charter), and (ii) satisfaction of each of the other conditions set forth in subsections aa. through gg. below in a manner satisfactory to Buyer and each Investor (as defined in the Charter) in all respects.

                 a. A Bareboat Charter, substantially in the form of Exhibit A (the "Charter"), duly executed by Charterer.

                 b. A Guaranty, substantially in the form of Exhibit B, duly executed by Reading & Bates Corporation, a Delaware corporation ("Parent"), the parent of Seller and Charterer, guaranteeing the respective obligations of Seller and Charterer under this MOA, the Charter, the Mortgages, the Security Agreement (each as defined herein) and all other documents related thereto, together with any and all amendments, supplements, renewals or substitutions of all or any of such documents (collectively, the Charter Documents ).

                 c. A Preferred Mortgage, substantially in the form of Exhibit C-1 (the "Cunningham Mortgage"), duly executed by Charterer, mortgaging to Wilmington Trust Company, Trustee for the benefit of Buyer (in such capacity, the "Trustee"), a second drilling unit, the Jim Cunningham (the "Cunningham"), and a First Preferred Mortgage, substantially in the form of Exhibit C-2 (the "Yost Mortgage"), duly executed by Charterer, mortgaging to the Trustee a third drilling unit, the Randolph Yost (the "Yost"), to secure Charterer's obligations under the Charter Documents (the Cunningham and the Yost, together, the "Collateral Vessels" and the Cunningham Mortgage and the Yost Mortgage, together, the "Mortgages").

                 d. A Security Agreement substantially in the form of Exhibit D (the "Security Agreement"), duly executed by Charterer.

                 e. Duly executed Officers Certificates, dated as of the Closing Date, in the form of Exhibit E, from an executive officer and the Secretary or Assistant Secretary of each of Seller, Charterer and Parent (collectively, the "R&B Companies").

                 f. A Consent to Preferred Mortgage, substantially in the form of Exhibit F, duly executed by ABC Equipment Leasing, Inc., the mortgagee under the First Preferred Mortgage encumbering the Cunningham.

                 g. Certified copies of resolutions of each of the R&B Companies approving this MOA, the Charter, the Guaranty and the other Charter Documents to which each is a party and authorizing the transactions contemplated herein and therein, duly adopted at a meeting of, or by the unanimous written consent of, the Board of Directors of each corporation.

                 h. An original executed opinion dated the Closing Date from Wayne K. Hillin, General Counsel to the R&B Companies, setting forth customary opinions regarding
                     (i) the R&B Companies due organization, valid existence, good standing, corporate power and authority, (ii) the legal, valid and binding nature of this MOA, the Charter, the Guaranty and the other Charter Documents, (iii) the absence of violations of, or conflicts with, laws, corporate organizational and governance documents or other agreements, (iv) the absence of any required consents, and (v) such other matters as Buyer may reasonably require be addressed. In addition, such opinion shall also opine that no consent or approval of the U.S. Department of Transportation Maritime Administration, the United States Coast Guard ("USCG") or any other entity having jurisdiction over the Vessel, the Collateral Vessels or any of the R&B Companies is required in order to consummate the transactions contemplated hereby or by any of the other Charter Documents.

                 i. An original executed opinion from Baker & Botts, L.L.P., counsel to Buyer, regarding (i) the legal, valid and binding nature of this MOA, the Charter, the Guaranty and certain other Charter Documents and (ii) certain tax matters.

                 j. UCC financing statements, duly executed by Charterer, as required by Buyer to perfect the security interest granted under the Security Agreement, to be filed with the appropriate filing offices.

                 k. An appraisal report for each of the Vessel and the Cunningham, indicating the fair market value of each to be no less than $50,000,000, and satisfactory completion of the environmental assessment with respect to the Vessel, as more fully described in the Letter Agreement dated October 10, 1995, among Pilko & Associates, Inc., AT&T Capital Corporation and GATX Capital Corporation.

                 l. A certificate of insurance for the Vessel and a detailed written report signed by an independent marine insurance broker, evidencing compliance with the insurance requirements set forth in the Charter.

                 m. A certificate of insurance for each of the Collateral Vessels and a detailed written report signed by an independent marine insurance broker, evidencing compliance with the insurance requirements set forth in the Mortgages.

                 n. A certificate of insurance evidencing that Parent maintains commercial general liability insurance coverage for liability arising from all operations of the Parent. Such insurance shall include coverage for premises and operations, independent contractors, completed operations and contractual liability (or their equivalents) and shall name Buyer and each member of the Owner Group (as defined in the Charter) as additional insureds (except with respect to workers' compensation and employer's liability coverage). The minimum policy limit shall be U.S. $1,000,000 single limit per occurrence.

                 o. Duly executed Officers Certificates from (i) Seller, certifying that all representations and warranties of Seller herein and in any other Charter Documents are true and correct as of the Closing Date; (ii)
                     Charterer, certifying that all representations and warranties of Charterer contained in the Charter and any other Charter Documents are true and correct as of the Closing Date; and (iii) Parent, certifying that, as of the Closing Date, all representations and warranties in the Guaranty are true and correct and all information provided (including, but not limited to, the Reading & Bates Corporation/GATX Due Diligence Confidential Binder, dated July 20, 1995, as previously provided to the Investors (as defined in the Charter), and all budgets, financial statements, descriptions of contracts, debt schedules, projections and other information therein) were true, correct and fairly presented in all respects when made.

                 p. A Bill of Sale (USCG Form CG-1340) in duplicate, duly executed by Seller, transferring title to the Vessel from Seller to Buyer with warranties of good and marketable title and freedom from all liens and encumbrances; the warranties in such Bill of Sale shall survive the Closing.

                 q. A Certificate of Ownership (USCG Form CG-1330) for each of the Vessel and the Collateral Vessels, showing Seller as the owner of the Vessel and Charterer as the owner of each of the Collateral Vessels, free and clear of all liens and encumbrances of record, other than (i) the First Preferred Mortgage encumbering the Cunningham and (ii) mortgages which will be released or satisfied at or prior to Closing.

                 r. An ABS Certificate of Classification for each of the Vessel and the Collateral Vessels, dated no earlier than fifteen (15) days prior to the Closing Date, indicating that each vessel is in class free of outstanding recommendations.

                 s. The most recent Certificate of Inspection (USCG Form CG-841) for each of the Vessel and the Collateral Vessels.

                 t. A Certificate of Documentation (USCG Form CG-1270) for each of the Vessel and the Collateral Vessels, showing Seller as the owner of the Vessel and Charterer as the owner of the Collateral Vessels, and evidencing that all three vessels are duly documented under the laws and flag of the United States of America, and are qualified solely in foreign trade.

                 u. A Certificate of Admeasurement (USCG Form CG-1414) for each of the Vessel and the Collateral Vessels.

                 v. The most recent ABS Summary Report of Class Survey for each of the Vessel and the Collateral Vessels.

                 w. A Certificate of Marking (USCG Form CG-1322) for each of the Vessel and the Collateral Vessels.

                 x. A Declaration of Citizenship for Vessel Recordation Purposes (Maritime Administration Form MA-899) for each of the Vessel and the Collateral Vessels, evidencing that both Seller and Charterer are U.S. citizens within the meaning of the Documentation of Vessels Act, 46 U.S.C. 12102 et seq., as amended.

                 y. A copy of the fully executed Ship Repair Agreement by and between Charterer and Amfels, Inc., providing for certain installations, repairs and modifications to the Vessel, together with a Consent to Assignment of Ship Repair Agreement duly executed by Amfels, Inc.

                 z. Satisfactions or releases of mortgage, UCC-3 termination statements and such other instruments as may be required by Buyer in order to extinguish all liens on or security interests in the Vessel, the Collateral Vessels or the Collateral (as defined both in the Mortgages and in the Security Agreement), other than the lien of the First Preferred Mortgage (as defined in the Cunningham Mortgage) encumbering the Cunningham.

                aa.  No loss, constructive loss or requisitioning for use by
                     any  governmental  authority  of   the  Vessel  or  the
                     Collateral Vessels shall have occurred.

                bb. No change shall have occurred in applicable law or regulations thereunder or in interpretations thereof by any regulatory authority which would make it illegal for Seller, Buyer or any Investor (as defined in the Charter) to enter into any of the transactions contemplated in the Charter Documents or which would subject Seller, Buyer or any Investor (as defined in the Charter) to any penalty or other liability as a result of any transaction contemplated in any of the Charter Documents.

                cc.  No material  adverse change shall have  occurred in the
                     physical  condition  of   either  the  Vessel  or   the
                     Collateral Vessels.

                dd. All governmental and regulatory approvals, licenses and authorizations necessary or, in the opinion of Buyer, the Investors (as defined in the Charter) or their respective counsel, advisable in connection with the transactions contemplated in the Charter Documents shall have been duly received or obtained.

                ee. Buyer shall have received evidence that, upon filing of the Bill of Sale and related documents with the USCG National Vessel Documentation Center, title to the Vessel will be transferred to Buyer, that Buyer will be the owner of the Vessel free and clear of all recorded liens, charges or other encumbrances of record and that no other action is necessary or advisable in order to establish and perfect Buyer s title to and interest in the Vessel as against Seller or any third parties in any jurisdiction.

                ff. Buyer shall have received evidence that (i) upon filing of the Mortgages with the USCG National Vessel Documentation Center, the Trustee will possess a valid and perfected lien on and security interest in both the Collateral Vessels for the benefit of Buyer, subject and subordinate to no other lien, charge or encumbrance other than the lien in favor of the First Mortgagee (as defined in the Cunningham Mortgage) encumbering the Cunningham and (ii) that upon filing of such UCC financing statements as may be necessary to perfect the security interest granted under the Security Agreement with the appropriate filing offices, the Trustee will possess a valid and perfected first priority security interest in the Collateral (as defined in the Security Agreement) for the benefit of Buyer.

                gg. Buyer's determination that, since December 31, 1994, no material adverse charge has occurred with respect to the financial or other condition of Seller, Charterer or Parent.

           7. Representations, Warranties, and Covenants of Seller. Seller represents and warrants to Buyer as follows:

               a. Corporate Existence and Authority. Seller and each of the other R&B Companies (i) is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of incorporation and is in good standing in all jurisdictions in which failure to be or remain in good standing would have a material adverse effect upon the Vessel or upon its ability to pay, observe or perform its liabilities, duties or obligations under this MOA, the Charter, the Guaranty and the other Charter Documents to which it is a party, and (ii) has all requisite corporate power to conduct its business and to execute and deliver and perform its obligations under this MOA, the Charter, the Guaranty and the other Charter Documents to which it is a party.

                b. Authorization; Binding Obligations. The execution, delivery and performance by Seller and each of the other R&B Companies of this MOA and/or each of the other Charter Documents to which each is or will be a party, and the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of each. This MOA constitutes the legal, valid and binding obligation of Seller, each of the other Charter Documents to which any of the R&B Companies is or will be a party will be, when executed and delivered, the legal, valid and binding obligation of such company and each of this MOA and the other Charter Documents to which any of the R&B Companies has or will become a party will be enforceable against such company in accordance with its terms, except insofar as enforceability may be limited by applicable debtor relief laws or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  c. Compliance with Laws and Documents; No Default. None of the R&B Companies is in breach or violation of or in default under (i) any contractual obligation or any applicable law other than such breaches, violations or defaults that individually or in the aggregate could not be reasonably expected to have a material adverse effect on the obligation of each under the Charter Documents, or (ii) its corporate organizational or governance documents. The execution, delivery, performance, or compliance with the terms of this MOA or any of the other Charter Documents by any of the R&B Companies does not, and consummation of the transactions contemplated by this MOA and the Charter Documents does not and will not: (i) conflict with, breach, violate or constitute a default under (A) any applicable law, (B) the corporate organizational or governance documents of any of the R&B Companies, or (C) any other contractual obligation of any of the R&B Companies; (ii) result in the mandatory acceleration or prepayment of any debt owed by any of the R&B Companies or afford any holder of any such debt the right to require any of the R&B Companies to purchase, redeem or otherwise acquire, reacquire or repay any such debt; or (iii) result in the imposition of any lien or encumbrance upon the assets, properties, revenues or rights of any of the R&B Companies (other than liens or encumbrances imposed or created or to be imposed or created under or pursuant to the Mortgages or the Security Agreement).

                 d. No Consents. No order, consent, approval, license, permit, franchise, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except those that have been heretofore obtained or made) or exemption by, any person or tribunal is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this MOA and the other Charter Documents or the transactions contemplated hereby or thereby except for the filing of the UCC financing statements, the Bill of Sale and the Mortgages described herein and other actions expressly required to be taken pursuant to this MOA and the other Charter Documents.

                 e. Disclosure. All information that has been (or is hereafter) made available to Buyer or any Investor (as defined in the Charter) by or on behalf of any of the R&B Companies in connection with this MOA, any of the other Charter Documents or the transactions contemplated hereby or thereby was (and will be) complete and correct in all material respects and did not (and will not) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were (or will be) made. Without limiting the generality of the foregoing, the Buyer and the Investors have been provided with the financial statements (including balance sheet and related statements of income and cash flows) for the year ended December 31, 1994 and for the nine (9) month period ended September 30, 1995 for the Seller, Charterer and Parent. Such financial statements are complete, true and correct in all respects and fairly present the financial condition of the Seller, Charterer or Parent (as the case may be) as of the dates thereof and their respective results of operations for the periods then ended. Since December 31, 1994, there has been no material adverse change with respect to the financial or other condition of the Seller, Charterer or Parent.

                 f. No Encumbrances. The Vessel and each of the Collateral Vessels shall, on the Closing Date, be free from all encumbrances and liens, maritime or otherwise, or any other debts whatsoever, other than
   (i) the liens and security interests in favor of the Trustee under the Mortgages and the Security Agreement and (ii) the lien created under the existing First Preferred Mortgage encumbering the Cunningham.

                g. Taxes. The R&B Companies have caused to be duly filed in a timely manner with the appropriate federal, foreign, state, local and other governmental authorities all tax returns, statements and reports required to be filed on or before the Closing Date by or with respect to the Vessel or either of the Collateral Vessels or the ownership or operation thereof, and have caused to be paid or deposited all taxes, including estimated taxes, required to be shown on such returns, statements or reports. No extension of time is in effect with respect to the date on which any tax return, statement or report is to be filed with respect to the Vessel or either of the Collateral Vessels or the ownership or operation thereof. No tax liens exist or will arise, on or with respect to the Vessel or either of the Collateral Vessels, except for liens imposed by law and incurred in the ordinary course of business for obligations not yet due. There are no outstanding agreements or waivers extending the period for assessment or collection of any taxes relating to the Vessel or either of the Collateral Vessels or the ownership or operation thereof and the R&B Companies have neither received nor have knowledge or notice of any notice of deficiency or assessment or proposed deficiency or assessment from any taxing authority relating to the Vessel or either of the Collateral Vessels or the ownership or operation thereof nor is there any basis for any such notice of deficiency or assessment.

                h. Litigation. No litigation, investigation or proceeding of or before any governmental authority or arbitrator is pending or threatened by or against any of the R&B Companies with respect to the Vessel, either of the Collateral Vessels or the Charter Documents or any of the transactions contemplated thereby, nor is any litigation, investigation or proceeding of or before any governmental authority or arbitrator pending or threatened by or against any of the R&B Companies or any of their respective properties or revenues which could reasonably be expected to have a material adverse effect on the financial or other condition of any of the R&B Companies.

                i. ERISA. None of the R&B Companies has received any notice or otherwise acquired any notice or knowledge that it is not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ( ERISA ). No Reportable Event (as defined in Title IV of ERISA) or other fact or circumstance exists which may have an adverse effect on the tax qualified status of any employee benefit plan maintained by any of the R&B Companies. None of the R&B Companies has any accumulated funding deficiency within the meaning of ERISA or has any liability or knows of or has notice of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any employee benefit plan (other than accrued benefits which are or which may become payable to participants or beneficiaries in the ordinary course of any such plan).

                j. Patents. The R&B Companies own or possess (or are licensed or otherwise have the full right to use) all United States or foreign patents or patent applications ( Patents ) necessary for the ownership or operation of the Vessel and the Collateral Vessels as of the Closing Date, without any conflict with the rights of other persons. The consummation of the transactions contemplated by the Charter Documents will not alter or impair the validity of any of such Patents or any of such rights of such persons.

                k. Valid Title. Upon filing of the Bill of Sale and related documents with the USCG National Vessel Documentation Center, (i) title to the Vessel will have been transferred to Buyer, (ii) Buyer will be the owner of the Vessel free and clear of all recorded liens, charges or other encumbrances of record, (iii) the Vessel will have been duly documented in the name of Buyer under the laws and regulations and the flag of the United States and (iv) no other action will be necessary or advisable in order to establish and perfect Buyer s title to and interest in the Vessel as against Seller or any third parties in any jurisdiction.

                l. Validity of Security Documents. The Mortgages and the Security Agreement are effective to create in favor of the Trustee for the benefit of Buyer a legal, valid and enforceable security interest in the collateral described therein, and proceeds thereof (subject to debtor relief laws and general equitable principles), and, after the filing of the Mortgages and UCC financing statements in the appropriate governmental offices, the Mortgages and Security Agreement shall constitute fully perfected liens on and security interests in, all right, title and interest of Charterer in such collateral and the proceeds thereof, as security for the Secured Obligations (as defined in the Mortgages and the Security Agreement), in each case prior and superior in right to any person other than, in the case of the Cunningham Mortgage, the First Mortgagee (as defined in the Cunningham Mortgage).

                m. Validity of Contracts. All contracts previously presented to Buyer and the Investors (as defined in the Charter), remain in full force and effect as of the Closing Date, have not been altered, modified or amended in any manner and are valid and enforceable against all parties thereto, and no event has occurred which is an event of default, or with the passing of time or the giving of notice or both would be an event of default, under any of such contracts. There is no drilling contract on the Vessel other than the Offshore Drilling Contract dated July 25, 1995 between the Charterer and Enserch Exploration, Inc. (The "Old Enserch Contract").

                n. Environmental, Health and Safety Requirements. The operations of Parent, Seller and Charterer, the Vessel and the Collateral Vessels comply in all material respects with all applicable laws (including all environmental, health and safety requirements of law); neither the Vessel nor either of the Collateral Vessels is the subject of any environmental property transfer act; neither Parent, Seller, Charterer, the Vessel, nor either of the Collateral Vessels are the subject of any actual or threatened investigation by, order from or agreement with any governmental or private entity respecting any laws (including all environmental, health or safety requirements of law), any remedial action or any claims or liabilities and costs arising from the release or threatened release of a contaminant, including petroleum and fractions thereof, into the environment; none of the present or past operations undertaken on the Vessel or either of the Collateral Vessels are the subject of any actual or threatened judicial or administrative proceeding, order, judgment, decree or settlement alleging or addressing a violation of or a liability under any law (including all environmental, health or safety requirement of law); neither Parent, Seller nor Charterer has filed any notice under any applicable requirement of law reporting a release of a contaminant from the Vessel or either of the Collateral Vessels, including petroleum and fractions thereof, into the environment or reporting a violation of any applicable law (including environmental, health or safety requirements of law); and no liens arising under any environmental laws have attached to the Vessel or either of the Collateral Vessels.

                o. Other Matters. (i) No loss, constructive loss, or requisitioning for use by any governmental authority of the Vessel or either of the Collateral Vessels has occurred; (ii) no change has occurred in applicable law or regulations thereunder or in interpretations thereof by any regulatory authority which would make it illegal for Seller, Buyer or any Investor (as defined in the Charter) to enter into any of the transactions contemplated in or by any of the Charter Documents or which would subject Seller, Buyer or any Investor (as defined in the Charter) to any penalty or other liability as a result of any of the transactions contemplated in or by any of the Charter Documents; and (iii) no material adverse change has occurred in the physical condition of the Vessel or either of the Collateral Vessels and each of the Vessel and the Collateral Vessels is tight, staunch, strong and well and sufficiently tackled, appareled, furnished and equipped and in every respect seaworthy, in accordance with specifications, in good working order, condition and repair (normal wear and tear excepted) and without defect in condition, design, operation or fitness for use.

                p. Enserch Contract. No earlier than the first day after the Closing Date but not later than 30 days thereafter, Charterer shall deliver to Buyer a copy of the fully executed Offshore Drilling Contract by and between Charterer and Enserch Exploration, Inc. with respect to the Vessel (the "New Enserch Contract") with no material changes to the New Enserch Contract draft dated August 17, 1995, other than such changes previously requested by Buyer.

           8. Representation and Warranty of Buyer. Buyer represents and warrants to Seller that the Trustee is and will be at Closing a citizen of the United States within the meaning of the Documentation of Vessels Act, 46 U.S.C. Section 12102 et seq., as amended, or otherwise authorized to be a mortgagee with respect to the Collateral Vessels, and will deliver to Seller at such Closing a Declaration of Citizenship for Vessel Recordation Purposes (Maritime Administration Form MA-899) for each of the Collateral Vessels, evidencing same.

           9. Indemnity. Whether or not any of the transactions contemplated hereby are consummated, Seller hereby indemnifies Buyer and each member of the Owner Group (as defined in the Charter) (each, an "Indemnitee" and, collectively, the "Indemnitees") and each Indemnitee s successors, assigns, employees, servants and agents against, and agrees to protect, save and keep harmless each thereof from, any and all liabilities, obligations, losses, damages (including, without limitation, obligations based on strict liability in tort), penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any Indemnitee or any successors, assigns, employees, servants or agents thereof, even if such liability or loss may have been caused or contributed to by the negligence of the Indemnitee, in any way relating to or arising out of (i) this MOA or any of the other Charter Documents, (ii) the purchase of the Vessel or mortgaging of the Collateral Vessels pursuant to this MOA and the other Charter Documents,
   (iii) the ownership, mortgaging, delivery, nondelivery, charter, subcharter, possession, registration, re-registration, use, operation, condition, sale, return or other disposition of the Vessel or the
   Collateral Vessels  (as the  case may  be) (including, in  each case  and without limitation, (x) latent or other defects, whether or not discoverable and any claim for patent, trademark or copyright infringement and (y) all liabilities, obligations, losses, damages and claims in any way relating to or arising out of injury to persons, property or the environment, or strict liability in tort) or (iv) the making of the investment of each member of the Owner Group (as defined in the Charter) in the Vessel in the manner contemplated hereby, provided that the foregoing indemnity with regard to any particular Indemnitee shall not extend to any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement (A) resulting from the willful misconduct or gross negligence of such Indemnitee, or any successors, assigns, employees, servants, or agents thereof or (B) so long as no Event of Default (as defined in the Charter) shall have occurred, (i) to the extent attributable to acts or events which occur after the Vessel is no longer owned by Buyer or chartered under the Charter or, (ii) if the Vessel remains owned by Buyer after the expiration of the term of the Charter, from acts or events which occur after possession of the Vessel has been delivered to the Buyer in accordance with the applicable provisions of the Charter. If any Indemnitee has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Seller, or, if Seller has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to the Indemnitee, provided, however, that any failure to give such notice shall not in any manner discharge, waive, diminish, limit or otherwise affect any of Seller s obligations under this Section 9 or otherwise hereunder. Without limitation of the foregoing, and whether or not any of the transactions contemplated hereby are consummated, the Seller agrees to pay the fees and expenses of each Indemnitee, all fees and expenses of such Indemnitees counsel other than as otherwise provided in Section 10 and (iii) all liability and loss with respect to or resulting from any and all claims for or on account of brokers or finders fees or commissions (other than with respect to any broker or finder employed by Buyer or any Investor). So long as no Event of Default (as defined in the Charter) shall have occurred, Seller, at its sole cost and expense, may contest in good faith by appropriate proceedings and by appropriate persons (in the judgment of the Indemnitees in question) any liability indemnified against under this
   Section 9, provided that such contest will not (i) involve any danger of the sale, forfeiture or loss of, or the creation of any lien, charge or encumbrance on, the Vessel, either of the Collateral Vessels or any part thereof or any interest therein, or (ii) cause any impairment of the timely payment of hire by the Charterer under the Charter or (iii) adversely affect the Vessel, either of the Collateral Vessels or any other property, assets or rights of an Indemnitee, or (iv) involve any other claim against the Indemnitee in question which is not severable and for which Seller is not obligated to indemnify under this Section 9.

          10. Transaction Expenses. Any taxes (including, but not limited to, sales, use, value-added, gross receipt, excise, stamp, transfer, documentary, recording and similar taxes), fees and expenses connected with the registration of the Vessel in Buyer s name or sale of the Vessel to Buyer, the creation, filing or perfection of the Mortgages and other security interests contemplated by the Charter Documents, as well as similar charges connected with the closing of Seller s register, shall be for Seller s account. Whether or not the transactions contemplated by this MOA and the other Charter Documents shall be consummated, Seller shall, subject to the last sentence of this Section 10, pay or reimburse Buyer and the Trustee for all reasonable costs, fees and expenses paid or incurred by Buyer, the Trustee, any Investor (as defined in the Charter) or its legal counsel in connection with this MOA or any of the other Charter Documents (excluding, however, the cost of any environmental survey performed by or on behalf of Buyer or any Investor), including, without limitation, all costs, fees and expenses relating to the preparation, negotiation and execution of the Charter Documents, recording and filing fees and appraisal fees. All such costs, fees and expenses which have been paid or incurred by Buyer, the Trustee or any Investor (as defined in the Charter) as of the Closing Date shall be paid or withheld by Buyer from the Purchase Price payment to be made pursuant to Section 4 above. All other reimbursements and payments required by this Section 10 shall be made by Seller within 10 days of demand by Buyer, the Trustee or any Investor (as defined in the Charter) therefor. Seller shall be solely responsible for the first $75,000 of such legal fees and expenses paid or incurred by Buyer and shall be responsible for 50% of all such legal fees and expenses paid or incurred by Buyer in excess of $75,000.

          11.   Title;  Condition at  Closing.   The Vessel,  with everything
   belonging  to her,  shall be  at Seller s  risk  and expense  until title
   passes to  Buyer at the time  of the Closing.   Seller hereby warrants to
   Buyer that there are no defects in the Vessel s hull or machinery which would materially and adversely affect the Vessel s ABS Certificate of Class or USCG certification. Notwithstanding the foregoing, at the time title is transferred to Buyer, the Vessel shall be in class free of recommendations with classification and USCG certificates clear and valid in accordance with the terms of the most recently issued certificates. Seller shall notify the ABS of any matters coming to its notice or knowledge prior to Closing which, upon being reported to the ABS, would lead to the withdrawal of the Vessel s class or to the imposition of a
   recommendation relating  to her class.   All of  the Vessel s  continuous
   survey cycles shall be clear and up-to-date at Closing.

          12.   Seller s Default.    If  Seller  fails  to  execute  a  legal
   transfer of title to the Vessel, together with everything belonging to her, in accordance with the terms and conditions of this MOA, for reasons within Seller s control, Buyer shall have the right to cancel this MOA and Buyer shall be entitled to claim compensation for its losses and for all expenses incurred together with interest at the Overdue Rate (as defined in the Charter).

          13.   GOVERNING LAW.   THIS MOA SHALL BE GOVERNED BY AND CONSTRUED
   IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          14. VENUE; SERVICE OF PROCESS. SELLER, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY AND INTENTIONALLY AND IRREVOCABLY AND
   UNCONDITIONALLY  a) SUBMITS,  FOR  ITSELF  AND   ITS  PROPERTY,  TO   THE
   NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS MOA OR THE OTHER CHARTER DOCUMENTS BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, b) WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS MOA OR THE OTHER CHARTER DOCUMENTS BROUGHT IN ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK,
   c) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, d) CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO SELLER AT THE ADDRESS SET FORTH HEREIN AND e) AGREES THAT ANY LEGAL PROCEEDING AGAINST SELLER ARISING OUT OF, RELATED TO OR IN
   CONNECTION  WITH  THIS  MOA  OR  THE  OTHER  CHARTER  DOCUMENTS  OR   THE
   OBLIGATIONS  HEREUNDER OR  THEREUNDER  MAY  BE BROUGHT  IN ANY  COURT  OF
   COMPETENT JURISDICTION  IN THE STATE OF  NEW YORK.   NOTHING HEREIN SHALL
   AFFECT THE RIGHT OF BUYER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SELLER OR ANY OF THE OTHER R&B COMPANIES IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

          15. WAIVER OF JURY TRIAL. SELLER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY AND INTENTIONALLY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS MOA OR ANY OF THE OTHER CHARTER DOCUMENTS OR ANY DEALINGS WITH BUYER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND THE RELATIONSHIP THAT IS BEING
   ESTABLISHED.    THE  FOREGOING  WAIVER  SHALL  APPLY  TO  ANY  SUBSEQUENT
   AMENDMENTS, MODIFICATIONS, RENEWALS, SUPPLEMENTS OR SUBSTITUTIONS TO THIS MOA OR ANY OF THE OTHER CHARTER DOCUMENTS WHETHER OR NOT EXPRESSLY SET FORTH HEREIN OR THEREIN.

          16. Notice. All notices hereunder shall be in writing and shall be delivered in person, given by registered or certified mail, postage prepaid, return receipt requested, or given by facsimile transmission, as follows:

         If to Seller:

               Reading and Bates, Inc.         Telecopier No. (713) 496-0285
               901 Threadneedle, Suite 200
               Houston, Texas 77079
               Attention: Chief Financial Officer

         If to Buyer:

               Deep Sea Investors, L.L.C.       Telecopier No. (212) 880-7158
               c/o Heller Financial, Inc.
               101 Park Avenue
               New York, New York 10178
               Attention: Legal Department

         with a copy to:

               Baker & Botts, L.L.P.            Telecopier No. (713) 229-1522
               One Shell Plaza
               910 Louisiana
               Houston, Texas 77002-4995
               Attention: Stephen Krebs

   Each notice to be given or delivered pursuant to this MOA shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third business day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as provided and (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number.

          17. Survival. All covenants, representations and warranties of the parties contained in this MOA shall survive the Closing and transfer of title to the Vessel.


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               IN WITNESS WHEREOF,  Buyer and Seller have executed  this MOA by their respective representatives thereunto duly authorized to be effective as of the date first set forth above.

   DEEP SEA INVESTORS, L.L.C.                      READING AND BATES, INC.

   By:   GATX MARINE INVESTORS                     By:
         CORPORATION, Member                       Name:
                                                   Title:

         By:
         Name:
         Title:


   By:   HELLER FINANCIAL LEASING, INC.,
         Member


         By:
         Name:
         Title:


   By:   MDFC EQUIPMENT LEASING CORPORATION,
         Member


         By:
         Name:
         Title:

------------------------------------------------------------------------------

                                   Schedule A

                               Equipment Inventory


                                  SEE ATTACHED

------------------------------------------------------------------------------

                                    EXHIBIT A

                                BAREBOAT CHARTER


                                  SEE ATTACHED

------------------------------------------------------------------------------

                                    EXHIBIT B

                                    GUARANTY

               THIS GUARANTY (the "Guaranty") dated as of November 28, 1995, is made by READING & BATES CORPORATION, a Delaware corporation ("Guarantor"), in favor of DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Owner"), the Owner under the Bareboat Charter described below.

               WHEREAS, Reading and Bates, Inc., an Oklahoma corporation ("Seller ), and Owner have entered into that certain Memorandum of Agreement (the "MOA") dated of even date herewith;

               WHEREAS, pursuant to the terms of the MOA, Seller has agreed to sell to Owner the Vessel described therein and immediately thereafter Reading & Bates Drilling Co., an Oklahoma corporation ( Charterer ), has agreed to charter the Vessel from Owner, upon the terms and subject to the conditions set forth in the Bareboat Charter of even date herewith (the Charter ) (capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Charter);

               WHEREAS, such transactions between Owner and Seller and Owner
   and Charterer are sometimes referred to collectively herein as the   Sale
   and Lease ;

               WHEREAS, Guarantor directly owns all of the capital stock of Charterer and indirectly owns all of the capital stock of Seller and shall derive substantial benefit, whether directly or indirectly, from the Sale and Lease and from the making of this Guaranty; and

               WHEREAS, as a condition precedent to the consummation of the Sale and Lease, Owner has required that the Guarantor execute and deliver this Guaranty;

               NOW, THEREFORE, in consideration of the premises and in order to induce Owner to enter into the Sale and Lease, Guarantor hereby agrees as follows:

               SECTION 1. Guaranty. Guarantor hereby absolutely, unconditionally, irrevocably, jointly and severally guarantees the full and punctual payment, observance and performance when due of all obligations of Seller now or hereafter existing under the MOA and all other documents executed in connection therewith and all obligations of Charterer now or hereafter existing under the Charter and all other documents executed in connection therewith, together with any and all amendments, supplements, renewals or substitutions of all or any of such foregoing documents (collectively, the "Charter Documents"), whether for rent, interest, fees, expenses, taxes, costs, indemnities, losses, compensation, reimbursements or any other amount payable under the terms of any such agreement (all of the above being hereinafter called the "Obligations").

               SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid, observed and performed strictly in accordance with the terms of the MOA, the Charter and the other Charter Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Owner with respect thereto. If any of the Obligations shall not be paid, observed or performed in accordance with their terms, the Guarantor shall immediately pay, observe or perform the same, this Guaranty being a guaranty of full payment, observance and performance and not of collectability, and is in no way conditional or contingent. The liability of Guarantor under this Guaranty shall be absolute, independent and unconditional, and shall not be diminished, discharged, waived, limited or otherwise affected for any reason whatsoever, including, without limitation, the following:

               (a) any lack of validity or enforceability of or irregularity, defect or deficiency in the MOA, the Charter or any of the other Charter Documents;

               (b) any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any restructuring of, or consent to departure from, the MOA, the Charter or any of the other Charter Documents;

               (c) any sale, exchange, release or non-perfection or impairment of any collateral, including, without limitation, the offshore drilling units "Jim Cunningham" and "Randolph Yost" (together, the "Collateral Vessels"), or release of any guarantor or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

               (d) any change in the existence, structure or ownership of Seller or Charterer or any other Person (including any guarantor) or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Seller or Charterer or any other Person (including any guarantor) or any of their assets;

               (e) the existence of any claim, set-off or other rights which Guarantor may have at any time against Seller or Charterer, the obligees of the Obligations or any other Person, whether or not arising in connection with this Guaranty, the MOA, the Charter or any of the other Charter Documents;

               (f) any other circumstance which might otherwise constitute a defense available to, or a release or discharge of, Seller or Charterer or any other Person (including any guarantor) in respect of the Obligations, whether at law, in admiralty or equity or otherwise, other than payment in full by Seller or Charterer of the Obligations.

   Without limiting the generality of the foregoing, this Guaranty is in no way conditioned upon any requirement that Owner first attempt to collect payment from, or enforce observance or performance of, any of the Obligations by Seller, Charterer or any other Guarantor or obligor of or for any of the Obligations, or resort to any collateral or security, including, without limitation, the Collateral Vessels, or any other means of obtaining or collecting payment or seeking observance or performance of any of the Obligations or upon any other contingency whatsoever. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by Owner or the proceeds of any collateral are required to be returned by Owner upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or Charterer, or any other guarantor or surety, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or Charterer or any other guarantor or surety or any substantial part of its property or otherwise for any other reason whatsoever, all as though such payment or payments had not been made. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.

               SECTION 3. Continuing Guaranty. This is a continuing guaranty, and all extensions of credit and financial accommodations concurrently herewith or hereafter made by Owner to Seller or Charterer in connection with the Sale and Lease shall be conclusively presumed to have been made or acquired in acceptance hereof and in reliance hereon.

               SECTION 4.   Waiver.   Guarantor hereby waives  receipt of  a
   copy of the MOA, the Charter and the other Charter Documents and any amendment, supplement, modification or restatement of any of the foregoing, promptness, diligence, presentment, notice of acceptance, demand for payment, protest, notice of dishonor or non-payment, non-observance or non-performance of any of the terms or conditions of the MOA, the Charter or any of the other Charter Documents, or notice of any default or event of default under any of the foregoing, or notice of any suit or other action against Seller, Charterer or any other Person and, except as expressly set forth herein and to the fullest extent permitted by applicable law, any other notice with respect to any of the Obligations or this Guaranty; and any requirement that Owner protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Seller, Charterer or any other Person or any collateral (it being the intention of the parties hereto that this Guaranty is to be a guaranty of payment and not of collection) or that Seller, Charterer or any other Person be joined in any action hereunder. Should Owner seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Seller, Charterer or any other Person, or that any action be brought against Seller, Charterer or any other Person, or that Seller, Charterer or any other Person should be joined in such cause. Such waiver shall be without prejudice to Owner at its option to proceed against Seller, Charterer or any other Person, whether by separate action or by joinder. The Guarantor hereby waives marshaling of assets and liabilities, sale in inverse order of alienation, notice by Owner of any indebtedness or liability to which Owner applies or may apply any amounts received by Owner, and of the creation, advancement, increase, existence, extension, renewal, restructuring, rearrangement and/or modification of any of the Obligations.

               SECTION  5.    Several   Obligations.    The  obligations  of
   Guarantor hereunder are several from the obligations of Seller, Charterer or any other Person, and are primary obligations concerning which Guarantor is the principal obligor. Guarantor agrees that this Guaranty shall not be discharged except by the complete and irrevocable payment, observance and performance of all Obligations and the obligations of Guarantor hereunder. The obligations of Guarantor hereunder shall not be affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting Seller, Charterer or any other Person or any of the assets of Seller, Charterer or any other Person, or the release or discharge (other than by the complete and irrevocable performance of all Obligations) of Seller, Charterer or any other Person from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law, admiralty, equity or any other cause, whether similar or dissimilar to the foregoing.

               SECTION 6. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, Guarantor hereby irrevocably waives any rights which may have arisen in connection with this Guaranty or the other Charter Documents to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of Owner against Seller, Charterer or any other Person or against any collateral security or guaranty or right of offset held by Seller or Charterer or any other Person for the payment of the Obligations. Guarantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or other similar right) from or against Seller, Charterer or any other Person which may have arisen in connection with this Guaranty or the other Charter Documents. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of Seller or Charterer or any other Person to Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Owner in the exact form received by Guarantor (duly endorsed by Guarantor to Owner, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Owner may in its sole discretion determine.

               SECTION 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by Seller or Charterer under the Charter Documents is stayed upon the insolvency, bankruptcy or reorganization of Seller or Charterer all such amounts otherwise subject to acceleration under the terms of the Charter Documents shall nonetheless be payable by Guarantor hereunder forthwith on demand.

               SECTION 8.     Representations  and   Warranties.   Guarantor
   represents and warrants to Owner as follows:

               (a) Guarantor has received, or will receive, substantial direct or indirect benefit from the making of this Guaranty.

               (b) Guarantor (i) is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of incorporation and is in good standing in all jurisdictions in which failure to be or remain in good standing would have a material adverse effect upon its ability to pay, observe or perform its duties, obligations or liabilities hereunder and (ii) has all requisite corporate power to conduct its business and to execute and deliver and perform its obligations under this Guaranty.

                (c) The execution, delivery and performance by Guarantor of this Guaranty has been duly authorized and approved by all necessary corporate action on the part of Guarantor. This Guaranty constitutes the legal, valid and binding obligation of Guarantor and is enforceable against Guarantor in accordance with its terms, except insofar as enforceability may be limited by applicable debtor relief laws or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                (d) No order, consent, approval, license, permit, franchise, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except those that have been heretofore obtained or made and of which the Owner has heretofore been given written notice) or exemption by, any Person or tribunal is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this Guaranty.

                (e) All information that has been or is hereafter made available to Owner by or on behalf of Guarantor in connection with this Guaranty or the Sale and Lease was (and will be) complete and correct in all material respects and did not (and will not) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were (or will be) made. Without limiting the generality of the foregoing, the Owner and the Investors have been provided with the financial statements (including balance sheet and related statements of income and cash flows) of Guarantor and its consolidated subsidiaries for the year ended December 31, 1994 and for the nine (9) month period ended September 30, 1995. Such financial statements are true, complete and correct in all respects and fairly present the financial condition of Guarantor and its consolidated subsidiaries as of the dates thereof and the results of operations of Guarantor and its consolidated subsidiaries for the periods then ended.

                (f) Guarantor has a direct and substantial economic interest in Seller and Charterer, and expects to derive substantial benefits therefrom and from the transactions contemplated by the MOA, the Charter and the other Charter Documents. Owner shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Owner without regard to the receipt, nature or value of any such benefits.

                (g) No bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to Guarantor or any of its Subsidiaries (as defined in the Charter) has been commenced in any jurisdiction.

               (h) Guarantor and its Subsidiaries (as defined in the Charter) are not in default under or with respect to any of their contractual obligations in any respect which could reasonably be expected to have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of Guarantor or its Subsidiaries (as defined in the Charter) or the ability of Guarantor to perform its obligations under this Guaranty.

                (i) No litigation, investigation or proceeding of or before any governmental authority or arbitrator is pending or threatened by or against Guarantor or its Subsidiaries (as defined in the Charter) with respect to the Vessel, the Collateral Vessels or the Charter Documents or any of the transactions contemplated thereby, nor is any litigation, investigation or proceeding of or before any governmental authority or arbitrator pending or threatened by or against Guarantor or its Subsidiaries (as defined in the Charter) or any of their respective properties or revenues which could reasonably be expected to have a material adverse effect on the financial or other condition of any of Guarantor or its Subsidiaries (as defined in the Charter).

               (j) Guarantor and its Subsidiaries (as defined in the Charter) have not received any notice nor otherwise acquired any knowledge that it is or they are not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No Reportable Event (as defined in Title IV of ERISA) or other fact or circumstance exists which may have an adverse effect on the tax qualified status of any employee benefit plan maintained by Guarantor or its Subsidiaries (as defined in the Charter). Guarantor and its Subsidiaries (as defined in the Charter) have no accumulated funding deficiency within the meaning of ERISA and have no liability or know or have notice of no fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any employee benefit plan (other than accrued benefits which are or which may become payable to participants or beneficiaries in the ordinary course of any such plan).

                (k) The operations of Guarantor and its Subsidiaries (as defined in the Charter) comply in all material respects with all applicable laws (including any environmental, health and safety requirements of law); Guarantor and its Subsidiaries (as defined in the Charter) are not the subject of any actual or threatened investigation by, order from or agreement with any governmental or private entity respecting any laws (including any environmental, health or safety requirements of law), any remedial action or any claims or liabilities and costs arising from the release or threatened release of a contaminant, including petroleum and fractions thereof, into the environment; none of the present or past operations undertaken on the Vessel or either of the Collateral Vessels are the subject of any actual or threatened judicial or administrative proceeding, order, judgment, decree or settlement alleging or addressing a violation of or a liability under any laws (including any environmental, health or safety requirement of law); neither Guarantor nor any of its Subsidiaries (as defined in the Charter) has filed any notice under any applicable requirement of law reporting a release of a contaminant from the Vessel or either of the Collateral Vessels, including petroleum and fractions thereof, into the environment or reporting a violation of any applicable laws (including any environmental, health or safety requirements of law); and no liens arising under any environmental laws have attached to the Vessel or either of the Collateral Vessels.

               (l) Since December 31, 1994, no material adverse change has occurred with respect to the financial or other condition of Guarantor or its Subsidiaries (as defined in the Charter).

               (m) None of Guarantor or its Subsidiaries (as defined in the Charter) is in breach or violation of or in default under (i) any contractual obligation or any applicable law, other than such breaches, violations or defaults that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the obligation of each under the Charter Documents, or (ii) its corporate organizational or governance documents. The execution, delivery, performance, or compliance with the terms of this Guaranty or any of the other Charter Documents by any of Guarantor or its Subsidiaries (as defined in the Charter) does not, and consummation of the transactions contemplated by this Guaranty and the Charter Documents does not and will not: (i) conflict with, breach, violate or constitute a default under (A) any applicable law, (B) the corporate organizational or governance documents of any of Guarantor or its Subsidiaries (as defined in the Charter) or (C) any other contractual obligation of any of the Guarantor or its Subsidiaries (as defined in the Charter) (ii) result in the mandatory acceleration or prepayment of any debt owed by any of the Guarantor or its Subsidiaries (as defined in the Charter) or afford any holder of any such debt the right to require any of the Guarantor or its Subsidiaries (as defined in the Charter) to purchase, redeem or otherwise acquire, reacquire or repay any such debt; or
         (iii) result in the imposition of any lien or encumbrance upon the assets, properties, revenues or rights of any of the Guarantor or its Subsidiaries (as defined in the Charter) (other than liens or encumbrances imposed or created or to be imposed or created under or pursuant to the Mortgages or the Security Agreement).

               (n) Guarantor presently maintains commercial general liability insurance coverage for liability arising from all operations of the Guarantor. Such insurance includes coverage for premises and operations, independent contractors, completed operations and contractual liability (or their equivalents) and names Owners and each member of the Owner Group (as defined in the Charter) as additional insureds (except with respect to workers compensation and employer s liability coverage). The minimum policy limit is U.S. $1,000,000 single limit per occurrence.

               (o) Guarantor is not insolvent within the meaning of any applicable law and the execution and delivery of this Guaranty and the performance of Guarantor s obligations hereunder (i) shall not cause Guarantor to be, or otherwise render Guarantor, insolvent within the meaning of any applicable law; (ii) shall not result in Guarantor being unable to pay its debts as they mature and
         Guarantor will be able to make all scheduled payments on its indebtedness due in the next twelve (12) months; (iii) shall not leave Guarantor with property remaining in its hands constituting unreasonably small capital with which to conduct its business or any business in which Guarantor is currently planning to engage; and (iv) results in material and substantial benefit to Guarantor and such benefit constitutes reasonably equivalent value and fair consideration for the execution and delivery of this Guaranty and the performance by Guarantor of its obligations hereunder within the meaning of any applicable law. Guarantor has not taken any actions with respect to this Guaranty, the execution or delivery hereof or the performance of Guarantor s obligations hereunder with actual intent to hinder, delay or defraud either present or future creditors.

               SECTION 9. Certain Covenants of Guarantor. Guarantor agrees that, so long as any of the Obligations shall be outstanding, Guarantor shall:

               (a) Furnish and deliver, or cause to be furnished and delivered, to Owner and each Investor (as defined in the Charter):

                     (i) within 45 days after the end of each of the first three fiscal quarters during each fiscal year of Guarantor, a consolidated balance sheet of Guarantor and its consolidated subsidiaries as of the close of each such fiscal quarter, together with a consolidated income statement and consolidated statement of cash flows of Guarantor and such subsidiaries for such fiscal quarter, in each case setting forth in comparative form the corresponding consolidated figures for the same period of the next preceding fiscal year, all in reasonable detail and certified by the chief financial officer of Guarantor as being true, complete and correct and as fairly presenting the financial condition and the results of operations of the respective corporations covered thereby, subject to year end adjustment;

                     (ii) within 90 days after the close of each fiscal year of Guarantor (A) consolidated balance sheets of Guarantor and its consolidated subsidiaries as of the close of such fiscal year, together with consolidated profit and loss statements and consolidated statements of cash flows of Guarantor and such subsidiaries for such fiscal year certified by Arthur Andersen & Co. or by independent public accountants of comparable national standing and reputation as being true, complete and correct and as fairly presenting the consolidated financial position of Guarantor and such subsidiaries as of the end of such fiscal year and the consolidated results of their operations for such fiscal year in conformity with generally accepted accounting principles applied on a basis consistent with prior fiscal years with such adjustments or changes as to which such independent public accountants concur; and (B) an update of the Contract Data Sheet previously submitted to the Investors (as defined in the Charter) (including, but not limited to, rig and contract status and updated annual budget), in each case true, complete and correct and fairly presenting the information contained therein as of the date of its submission to Owner and the Investors (as defined in the Charter); and

                     (iii) within 30 days after  the filing thereof with the
               Securities and Exchange Commission, a copy of each report, form or prospectus filed by Guarantor or any of its subsidiaries with the Securities and Exchange Commission, and within 5 days of their issuance, any press releases or similar materials issued by Guarantor or any of its subsidiaries; and

                     (iv) such other financial or other information relating to the affairs of Guarantor and its subsidiaries or affiliates as the Owner or any Investor (as defined in the Charter) may from time to time reasonably request.

               (b) Immediately after the commencement thereof, notify Owner in writing of all litigation and of all proceedings before any governmental or regulatory agency which, if determined adversely to Guarantor or any of its Subsidiaries (as defined in the Charter), could have a material adverse effect on the assets, operations or condition (financial or otherwise) of Guarantor or any of its Subsidiaries (as defined in the Charter).

               (c) (i) Immediately upon receiving notice or knowledge of the same, Guarantor shall notify Owner in writing of any breach or violation of or default by Guarantor or its Subsidiaries (as defined in the Charter) under (A) any contractual obligation or any applicable law other than such breaches, violations or defaults that individually or in the aggregate could not be reasonably expected to have a material adverse effect on the obligation of each under the Charter Documents, or (B) its corporate organizational or governance documents; and (ii) immediately upon receiving notice or knowledge of the occurrence of any default (which has not been remedied or waived) in the payment, observance or performance of any of the terms or provisions of this Guaranty or any of the other Charter Documents or any Event of Default under the Charter, Guarantor shall deliver to Owner a certificate of either the Chairman, the President or a Vice President and the Chief Financial Officer of Guarantor describing the default or Event of Default and stating the date of commencement thereof, what action is proposed to be taken with respect thereto and the estimated date when it will be remedied.

               (d) Guarantor will at all times maintain commercial general liability insurance coverage for liability arising from all operations of the Guarantor. Such insurance shall include coverage for premises and operations, independent contractors, completed operations and contractual liability (or their equivalents) and shall name Owner and each member of the Owner Group (as defined in the Charter) as additional insureds (except with respect to workers' compensation and employer's liability coverage). The minimum policy limit shall be U.S. $1,000,000 single limit per occurrence.

               SECTION 10.  INTENTIONALLY DELETED.

               SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Owner, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               SECTION 12. Notices, Etc. All notices and other communications provided for herein shall be given or made in the manner and with the effect described in Section 19.1 of the Charter and addressed, if to Owner, as stipulated therein or, if to Guarantor, to its address set forth under its signature below.

               SECTION 13. No Waiver; Remedies. No failure on the part of Owner to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No course of dealing between Seller and Owner or Charterer and Owner or any other Person and Owner shall operate as a waiver of any right of Owner. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, admiralty, equity or otherwise.

               SECTION 14. Separability. Should any clause, sentence, paragraph, sub-section or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and Guarantor agrees that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

               SECTION 15. Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

               SECTION 16. Successors and Assigns; Assignment. This Guaranty shall (a) remain in full force and effect until final and irrevocable payment, observance and performance in full of the Obligations and all other amounts payable under the Charter Documents;
   (b) be binding upon Guarantor, its successors and assigns; provided that Guarantor's rights and obligations hereunder may not be assigned without the prior written consent of Owner; and (c) inure to the benefit of and be enforceable by Owner and its successors and assigns. This Guaranty may be assigned by Owner at any time without the prior written consent of or notice to Guarantor or any other Person.

               SECTION 17. Conditions of Consolidation or Merger. Guarantor shall not consolidate with or merge into any other corporation to the extent that (a) Guarantor is not the surviving entity or (b) Guarantor is the surviving entity and will not have, after giving effect to such consolidation or merger, and maintain, for a period of six months thereafter, a rating for its long term unsecured senior debt of at least B1 or higher by Moody's Investor Service, Inc. or at least B+ or higher by Standard & Poor's Ratings Group or (c) the successor corporation formed by such consolidation or into which Guarantor is merged (i) will not have, after giving effect to such consolidation or merger, and maintain, for a period of six months thereafter, a rating for its long term unsecured senior debt of at least B1 or higher by Moody's Investor Service, Inc. or at least B+ or higher by Standard & Poor's Ratings Group or (ii) shall not succeed to, and be substituted for, Guarantor with respect to all obligations and liabilities of Guarantor under this Guaranty with the same effect as if such successor corporation had been named as Guarantor herein or (d) any Event of Default (as defined in the Charter) shall have occurred and be continuing.

               SECTION 18. Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render the Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               SECTION 19. Survival of Covenants, Representations and Warranties. All covenants, representations and warranties contained in this Guaranty shall survive the execution and delivery of this Guaranty and shall continue until final and irrevocable payment and satisfaction of all obligations and the termination of the Charter Documents. Any investigation by Owner shall not diminish in any respect whatsoever its right to rely on such covenants, representations and warranties.

               SECTION 20. Fees and Expenses. Guarantor shall pay all costs, fees and expenses (including, but not limited to, reasonable attorneys fees and disbursements) incurred by Owner or the Trustee (as defined in the MOA) in collecting or enforcing Guarantor s obligations or Owner s or Trustee's rights or remedies under this Guaranty and all such amounts shall be part of the Obligations guaranteed hereby.

               SECTION 21. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               SECTION 22. VENUE; SERVICE OF PROCESS. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY AND INTENTIONALLY AND IRREVOCABLY AND UNCONDITIONALLY a) SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE MOA, THE CHARTER, THE OTHER CHARTER DOCUMENTS OR THE OBLIGATIONS BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, b) WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE OTHER CHARTER DOCUMENTS OR THE OBLIGATIONS BROUGHT IN ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK, c) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, d) CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO GUARANTOR AT THE ADDRESS SPECIFIED HEREIN AND e) AGREES THAT ANY LEGAL PROCEEDING ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS GUARANTY, THE MOA, THE CHARTER, THE OTHER CHARTER DOCUMENTS OR THE OBLIGATIONS MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT THE RIGHT OF OWNER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

               SECTION 23. WAIVER OF JURY TRIAL. GUARANTOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY AND INTENTIONALLY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, THE MOA, THE CHARTER, OR ANY OF THE OTHER CHARTER DOCUMENTS OR ANY DEALINGS WITH OWNER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE FOREGOING WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, RENEWALS, SUPPLEMENTS OR SUBSTITUTIONS TO THIS GUARANTY, THE MOA, THE CHARTER, OR ANY OF THE OTHER CHARTER DOCUMENTS WHETHER OR NOT EXPRESSLY SET FORTH HEREIN OR THEREIN.

               SECTION 24. Final Agreement. This Guaranty, together with the other written documents, instruments, agreements and papers executed in connection herewith, represents the final agreement between Owner and Guarantor with respect to the subject matter hereof. This Guaranty and such writings supersede all prior proposals, negotiations, agreements and understandings related to such subject matter. Each of Guarantor and Owner hereby represents and warrants that it is not relying on any statement, representation, warranty, covenant or agreement of any kind except for those set forth in this Guaranty and such other documents, instruments, agreements and papers.

               IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed by its officer thereunto duly authorized, as of the date first above written.

                                           READING & BATES CORPORATION


                                           By:
                                           Name:
                                           Title:

                                           901 Threadneedle, Suite 200
                                           Houston, Texas  77079
                                           Attention: Chief Financial Officer
                                           Telecopier No. (713) 496-0285

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                                   EXHIBIT C-1

                               PREFERRED MORTGAGE


               PREFERRED MORTGAGE ("Mortgage"), made the 28th day of November, 1995, by READING & BATES DRILLING CO., an Oklahoma corporation ("Mortgagor"), to WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Trustee (in such capacity, "Mortgagee") for the benefit of DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Beneficiary").

               WHEREAS:

         A. Mortgagor is the sole owner of the whole of that certain vessel known as the "JIM CUNNINGHAM , official number 651643, gross tonnage 7977, net tonnage 5866, built at Okpo Island, South Korea, in 1982, duly documented in the name of Mortgagor under the laws and flag of the United States of America (the "Collateral Vessel").

         B. This Mortgage is being executed and delivered by Mortgagor pursuant to that certain Memorandum of Agreement (the "MOA") dated of even date herewith by and between Beneficiary and Reading and Bates, Inc., an Oklahoma corporation ("R&B, Inc."), a subsidiary of Mortgagor s parent corporation, Reading & Bates Corporation, a Delaware corporation (the "Parent"). Under the MOA, R&B, Inc. agreed to sell a certain other vessel to Beneficiary and Beneficiary agreed to lease that vessel to Mortgagor under the terms and subject to the conditions set forth in the Bareboat Charter (the "Charter") dated of even date herewith by and between Mortgagor and Beneficiary (the MOA, the Charter, this Mortgage and all other documents executed in connection therewith, together with any and all amendments, supplements, renewals or substitutions of all or any of such documents, are sometimes referred to collectively herein as the "Charter Documents").

         C. Beneficiary requires that Mortgagor execute and deliver this Mortgage to secure the prompt and complete payment, observance and performance of all representations, warranties, covenants, duties, liabilities and obligations of Mortgagor under the Charter Documents (the "Secured Obligations").

         D. The Board of Directors of Mortgagor having determined that Mortgagor will derive substantial benefit, directly or indirectly, from the sale and lease transaction among R&B, Inc., Mortgagor and Beneficiary, Mortgagor wishes to execute and deliver this Mortgage as required by Beneficiary.

               NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

               That in consideration of the premises and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment, observance and performance of the Secured Obligations according to the terms thereof, and the payment of all such other sums as may hereafter become secured by this Mortgage in accordance with the terms hereof, and to secure the performance and ob-servance of and compliance with the representations, warranties, covenants, terms and conditions herein and in the Charter Documents contained, Mortgagor does by these presents GRANT, CONVEY, MORTGAGE, PLEDGE, ASSIGN, TRANSFER, SET OVER and CONFIRM unto the Mortgagee, its successors and assigns, for the benefit of Beneficiary, the whole of the Collateral Vessel, together with all of the boilers, engines, machinery, masts, spars, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, fittings and equipment (but excluding leased equipment owned by third parties) and all other appurtenances to the Collateral Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not and all additions, substitutions, improvements and replacements hereafter made in or to the Collateral Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid and all products, rentals and proceeds (including, but not limited to, insurance proceeds) of any of the foregoing (collectively, the
    Collateral ).

               TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the payment and performance of the Secured Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage and in the Charter Documents.

               PROVIDED, ONLY, and the conditions of these presents are such, that if the Secured Obligations shall be paid, performed and discharged as and when the same shall become payable or are to be performed in accordance with the terms of this Mortgage and of the Charter Documents, and if all other such sums as may hereafter become secured by this Mortgage are paid in accordance with the terms hereof, and if Mortgagor shall perform, observe and comply with all the covenants, terms and conditions in the Charter Documents and in this Mortgage, expressed or implied, to be performed, observed or complied with by and on the part of Mortgagor, and the Charter Documents shall have terminated pursuant to the terms thereof, then these presents and the rights hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

               A copy of the Charter is annexed hereto and made a part hereof as Exhibit A.

               IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                                   ARTICLE I.

                             COVENANTS OF MORTGAGOR

               Mortgagor covenants and agrees with Mortgagee as follows:

               1. Mortgagor will observe, perform and comply with each and every one of the covenants, terms and conditions herein, expressed or implied, on its part to be observed, performed or complied with.

               2. Mortgagor was duly organized and is now existing as a corporation under the laws of the State of Oklahoma and shall so remain during the life of this Mortgage; it is now, and shall remain during the life of this Mortgage, a citizen of the United States as defined in
   Section 2 of the Shipping Act, 1916, as at any time amended; it is duly authorized to mortgage the Collateral Vessel and the Collateral; all corporate action necessary and required by law for the execution and delivery of this Mortgage, and the good faith affidavit filed herewith, has been duly and effectively taken; and the Secured Obligations will be the valid and enforceable obligations of Mortgagor in accordance with their terms.

               3. Mortgagor lawfully owns and is lawfully possessed of, and has good title to, the Collateral Vessel and the Collateral free from
   (i) any security interest, lien, charge or encumbrance whatsoever, other than, with respect to the Collateral Vessel (a) for current crew s wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue and (b) that certain First Preferred Mortgage dated January 28, 1987, securing a principal amount of not more than $11,000,000 which is payable in accordance with the amortization schedule annexed hereto and made a part hereof as Exhibit B (the "First Preferred Mortgage"), in favor of ABC Equipment Leasing, Inc. (the "First Mortgagee"), recorded March 4, 1987, as Instrument No. 1, Book No. PM149, in the records of the Eighth Coast Guard District, Port of Houston, Texas, or (ii) any commitment to make the Collateral Vessel available for charter, other than drilling contracts that comply with the terms of this Mortgage and the other Charter Documents and charters or subcharters (whether demise or otherwise) to the Parent and its Subsidiaries (as defined in the Charter), or (iii) sale or use by any governmental authority, and it will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever. This Mortgage constitutes the legal, valid and binding obligation of Mortgagor, is enforceable against Mortgagor in accordance with its terms, and when filed of record with the U.S. Coast Guard National Vessel Documentation Center, will create a valid and perfected preferred mortgage upon, security interest in and lien on the Collateral Vessel and the Collateral, subject and subordinate (with respect to the Collateral Vessel) only to the lien of the First Preferred Mortgage (to the extent that such remains in effect). Upon payment of the obligations secured by the First Mortgage, Mortgagor shall promptly cause the First Mortgagee to execute and deliver to the Beneficiary for filing, at Mortgagor s sole cost and expense, with each filing officer with which the First Mortgage, any financing statement or other instrument covering the Collateral Vessel or any other Collateral was filed, all satisfactions of mortgage, satisfaction pieces, termination statements and similar instruments, and take or cause to be taken such other or further action, as Beneficiary may deem necessary or appropriate to terminate the First Mortgagee's mortgage, lien and security interest in the Collateral Vessel or any other Collateral.

               4. Mortgagor will comply with and satisfy all the provisions of Chapter 313 of Title 46, United States Code, as at any time amended (the "Ship Mortgage Act"), and shall execute, deliver, file and/or record, or cause the execution and delivery and the filing and/or recordation of, such documents or instruments, and shall take or cause to be taken such actions as may be necessary or desirable in the opinion of the Beneficiary or the Mortgagee, in order to establish and maintain this Mortgage as a valid and perfected preferred mortgage upon the Collateral Vessel and upon all renewals, improvements and replacements made in or to the same, subject and subordinate only to the lien of the First Preferred Mortgage (to the extent that such remains in effect).

               5.    Mortgagor  will  not  cause or  permit  the  Collateral
   Vessel to be operated in any manner contrary to law, will not abandon the Collateral Vessel in a foreign port, will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Collateral Vessel or the Collateral to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously or adversely affect the registration or enrollment of the Collateral Vessel under the laws and regulations of the United States of America and will at all times keep the Collateral Vessel duly documented thereunder. Neither Mortgagor nor the Collateral Vessel is the subject of any pending or threatened environmental enforcement proceedings or investigations, nor any other pending or threatened proceedings or investigations with respect to any other environmental, health or safety matters. Mortgagor is in compliance with all applicable laws and regulations with respect to the Collateral Vessel or otherwise relating to pollution control and other environmental, health or safety matters in all jurisdictions in which Mortgagor is doing business. Mortgagor shall assume all responsibility for the control and removal of, and hold Mortgagee, Beneficiary and every member of the Owner Group (as defined in the Charter) harmless from loss or damage, liabilities or claims arising from, directly or indirectly, pollution or contamination by any liquid or non-liquid waste material whatsoever found that is discharged, spilled or leaked from the Collateral Vessel, and for noncompliance with environmental, health and safety laws. To the extent that any law, regulation or governmental entity acting within its jurisdiction imposes on Mortgagee, Beneficiary or any member of the Owner Group (as defined in the Charter) liability for any such pollution, notwithstanding such imposition of direct liability, Mortgagor shall have designated Mortgagee (both in its individual capacity and as Trustee), Beneficiary and each member of the Owner Group (as defined in the Charter) as an additional insured under its insurance policies and Mortgagor shall hold Mortgagee (both in its individual capacity and as Trustee), Beneficiary and each member of the Owner Group (as defined in the Charter) harmless from such loss, damage or claims and reimburse any of Mortgagee (both in its individual capacity and as Trustee), Beneficiary or any member of the Owner Group (as defined in the Charter) for any amounts it may be required to pay. This indemnity is valid irrespective of the negligence or fault, whether sole, joint, active or passive of the indemnified party and whether predicated on strict liability, statutory duty, contractual indemnity or any other theory of liability of the indemnified party.

               6. Mortgagor will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Collateral Vessel or the Collateral or any income therefrom.

               7. Neither Mortgagor, any charterer, the Master of the Collateral Vessel or any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Collateral Vessel or the Collateral, any lien whatsoever other than this Mortgage, the First Preferred Mortgage and liens for current crew's wages, general average, and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue.

               8. Mortgagor will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Collateral Vessel with her papers and will cause such certified copy and such papers to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for current crew's wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue, and to any representative of Mortgagee or Beneficiary; and will place and keep prominently displayed in the chart room and in the Master's cabin of the Collateral Vessel a framed printed notice in plain type of such size that the paragraph of reading matter shall cover a space not less than 6 inches wide by 9 inches high, reading as follows:

                               "NOTICE OF MORTGAGE

                     This vessel is covered by a Preferred Mortgage to
               Wilmington Trust Company, Trustee, under authority of Chapter 313 of Title 46, United States Code, as at any time amended. Under the terms of said Mortgage, neither the owner, any charterer, nor the Master of this vessel has any right, power or authority to create, incur or permit to be imposed upon this vessel any lien whatsoever other than for current crew's wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue."

               9. Except for the lien of this Mortgage and of the First Preferred Mortgage, Mortgagor will not create or suffer to be continued any security interest, lien, encumbrance or charge on the Collateral Vessel or the Collateral and in due course and in any event within 30 days after the same becomes due and payable will pay or cause to be discharged or make adequate provision for the payment or discharge of all claims or demands which, if not paid or discharged, might result in the creation of such a security interest, lien, encumbrance or charge and will cause the Collateral Vessel or the Collateral to be released or discharged from each such security interest, lien, encumbrance or charge therefor; provided, however, that the undertaking of such corrective action shall in no event be deemed a cure of any breach of this Mortgage or be deemed a waiver by Mortgagee or Beneficiary of any of their rights or remedies hereunder with respect thereto.

               10. If a libel is filed against the Collateral Vessel or if the Collateral Vessel is otherwise attached, levied upon, or taken into custody or detained by any proceeding in any court or tribunal or by any Government or other authority, Mortgagor will promptly notify (i) Mortgagee thereof by telecopier, confirmed by letter, at its office at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, Telecopier No. (302) 651-8882 and (ii) notify Beneficiary thereof by telecopier, confirmed by letter, at its office c/o Heller Financial, Inc., Attention: Legal Department, 101 Park Avenue, New York, New York 10178, Telecopier No.
   (212) 880-7158, and within 15 days will cause such Collateral Vessel to be released and all valid liens thereon other than this Mortgage and the First Mortgage to be discharged, and will promptly notify Mortgagee and Beneficiary thereof in the manner aforesaid; provided, however, that the undertaking of such corrective action shall in no event be deemed a cure of any breach of this Mortgage or be deemed a waiver by Mortgagee or Beneficiary of any of their rights or remedies hereunder with respect thereto.

               11. Mortgagor hereby acknowledges and confirms as of the Closing Date (as defined in the MOA) that (a) no loss, constructive loss or requisitioning for use by any governmental authority of the Collateral Vessel (and, where applicable, the Collateral) has occurred; and (b) the Collateral Vessel (and, where applicable, the Collateral) is tight, staunch, strong and well and sufficiently tackled, appareled, furnished and equipped and in every respect seaworthy, in accordance with specifications, in good working order, condition and repair (normal wear and tear excepted) and without defect in condition, design, operation or fitness for use. Mortgagor will at all times and without cost or expense to Mortgagee or Beneficiary maintain and preserve, or cause to be maintained and preserved, the Collateral Vessel (and, where applicable, the Collateral) in good running order and repair, so that the Collateral Vessel shall be, at all times, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good operating condition and in accordance with specifications; and will keep the Collateral Vessel (and, where applicable, the Collateral) in such condition as will entitle the Collateral Vessel to the highest classification and rating for vessels of the same age and type by the American Bureau of Shipping or other classification society of like standing, and annually will furnish to Mortgagee and Beneficiary a certificate by such Bureau or classification society (if applicable) that such classification is maintained. The Collateral Vessel shall, and Mortgagor covenants that it will, at all times comply with all applicable laws, treaties and conventions of the United States of America, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. Mortgagor will not make, or permit to be made, any change in the structure, character or type of, or any modifications or improvements to, the Collateral Vessel which diminish the value, utility, useful life or seaworthiness of the Collateral Vessel without first receiving the written approval thereof by Mortgagee and Beneficiary (such approval not to be unreasonably withheld) and, upon request, shall promptly provide Mortgagee and Beneficiary with all designs, drawings, plans and specifications relating to any such changes, modifications or improvements. Mortgagor will notify Mortgagee and Beneficiary of (i) any damage to the Collateral Vessel requiring repairs reasonably expected to cost $1,000,000 or more promptly following the occurrence thereof and (ii) any changes, modifications or improvements to the Collateral Vessel reasonably expected to cost $5,000,000 or more prior to commencing such changes, modifications or improvements.

               Mortgagor agrees to give Mortgagee and Beneficiary at least 10 days notice of the actual date and place of any survey or drydocking in order that Mortgagee and Beneficiary may have representatives present if desired. Mortgagor agrees that at Mortgagee's or Beneficiary's request it will satisfy the Mortgagee and the Beneficiary that the expense of such survey or drydocking or work to be done thereat is within Mortgagor's financial ability and will not result in a claim or lien against the Collateral Vessel or the Collateral in violation of the provisions of this Mortgage.

               12. Mortgagor at all times will afford Mortgagee and Beneficiary or their authorized representatives full and complete access to the Collateral Vessel for the purpose of inspecting the same and the Collateral Vessel's cargo and papers and, at the request of Mortgagee or Beneficiary, Mortgagor will deliver for inspection copies of any and all contracts and documents relating to the Collateral Vessel, whether on board or not.

               13. Mortgagor will not transfer or change the flag or port of documentation of the Collateral Vessel without the written consent of Mortgagee and Beneficiary first had and obtained, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.

               14. Mortgagor will not sell, mortgage, transfer, demise or other charter or change the management of the Collateral Vessel or the Collateral, except, with respect to the Collateral Vessel, drilling contracts that comply with the terms of this Mortgage and the other Charter Documents and charters or subcharters (whether demise or otherwise) to the Parent and its Subsidiaries (as defined in the Charter), without the written consent of Mortgagee and Beneficiary first had and obtained, and any such written consent to any one sale, mortgage, transfer, demise or other charter or change shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, demise or other charter or change. Any such sale, mortgage, transfer or charter of the Collateral Vessel or the Collateral (including any sale or transfer to the Parent or any Subsidiary (as defined in the Charter) of the Parent) shall be subject to the provisions of this Mortgage and the lien it creates. Mortgagor will not charter the Collateral Vessel to, or permit the Collateral Vessel to serve under any contract with, a person included within the definition of " designated foreign country" or "national" of a "designated foreign country" in the Foreign Assets Control Regulations or Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Chapter V, as amended, or any person included within the definition of "Government of Libya," "entity of the Government of Libya" or "Libyan entity" in the Libyan Sanctions Regulations of the United States Treasury Department, 31 C.F.R.
   Part 550, as amended, within the meaning of said Regulations or of any regulation, interpretation or ruling issued thereunder.

               15. (a) Mortgagor will, at its own expense, when and so long as this Mortgage or any Secured Obligations shall be outstanding, insure the Collateral Vessel and keep her insured, in lawful money of the United States, for not less than the full fair market value thereof (as determined by the appraisal of the Collateral Vessel prepared by Barnett & Casbarian, Inc. and dated November 1995 (the "Appraisal"). The Collateral Vessel shall in no event be insured for an amount less than the agreed valuation as set forth in the applicable marine and war risk policies. Such insurance shall cover marine and war risk perils, on hull and machinery, and shall be maintained in the broadest forms available in the American or British insurance markets for vessels of the same type as the Collateral Vessel. In addition, Mortgagor shall, at its own expense, furnish to Beneficiary a mortgagee's single interest policy (or shall cause the hull and machine insurance on the Collateral Vessel to be endorsed to afford breach of warranty coverage for the benefit of
   Beneficiary and the members of the Owner Group (as defined in the Charter)) providing coverage in an amount equal to at least the full fair market value of the Collateral Vessel, as determined by the Appraisal. Such mortgagee's interest insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Collateral Vessel through underwriters acceptable to Beneficiary. In addition, Mortgagor shall maintain protection and indemnity or equivalent insurance, through underwriters or associations reasonably acceptable to Beneficiary in an amount not less than the fair market value of the Collateral Vessel, as determined by the Appraisal, provided, however, that war risk protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss. The Collateral Vessel shall not carry any cargoes or proceed into an area then excluded by trading warranties under its marine or war risk policies (including expropriation, protection and indemnity) without obtaining all necessary additional coverage, satisfactory in form and substance, and satisfactory evidence of which shall be promptly furnished, to Beneficiary.

               (b)   The policy  or policies of insurance  described in this
   Section 15 shall be issued by responsible underwriters reasonably acceptable to Beneficiary in all respects, shall contain conditions, terms, stipulations and insuring covenants reasonably satisfactory to Beneficiary in all respects (including, but not limited to, waivers of subrogation rights of the insurers against the insureds and waivers of any rights of the insurers to any set off, counterclaim or deduction, whether by attachment or otherwise) and shall be kept in full force and effect by Mortgagor so long as this Mortgage or any Secured Obligations shall be outstanding. All such policies, binders and other interim insurance contracts shall be executed and issued in the name of Mortgagor and shall provide that loss be payable (i) for so long as the Collateral Vessel is encumbered by the First Preferred Mortgage, to the First Mortgagee for distribution by it to itself, Beneficiary and Mortgagor, as their interests may appear, and (ii) thereafter, to Beneficiary for distribution by it to itself and Mortgagor, as their interests may appear. Copies of all such policies, binders and other interim insurance contracts shall be deposited with Beneficiary. Such insurance policies shall provide for at least 30 days' prior written notice to be given to Beneficiary by the underwriters or association in the event of (i)
   cancellation (or at least 7 days prior written notice, with respect to war risk coverage) or (ii) the failure of Mortgagor to pay any premium or call which would suspend coverage under the policy or the payment of a claim thereunder. Mortgagor shall furnish to Beneficiary annually, not later than thirty days prior to expiration, a detailed report signed by a firm of marine insurance brokers satisfactory to Beneficiary as to the insurance maintained in respect of the Collateral Vessel, as to their opinion as to the adequacy thereof and as to compliance with the provisions of this Section 15.

               Unless otherwise required by Beneficiary by notice to the underwriters, although the following insurance is payable to Beneficiary,
   (i) any loss under any insurance on the Collateral Vessel with respect to protection and indemnity risks may be paid directly to Mortgagor to reimburse it for any loss, damage or expense actually incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been actually incurred, and (ii) in the case of any loss (other than a loss covered by clause (i) above or by the next paragraph of this Section) under any insurance with respect to the Collateral Vessel involving any damage to such Collateral Vessel, the underwriters may pay directly for the repair, salvage or other charges involved or, if Mortgagor shall have first fully repaired the damage or paid all of the salvage or other charges, may pay Mortgagor as reimbursement therefor; provided, however, that if such damage involves a loss in excess of $1,000,000, the underwriters shall not make such payment without first obtaining the written consent thereto of
   Beneficiary. Any loss covered by this paragraph which is paid to Beneficiary but which might have been paid, in accordance with the provisions of this paragraph, directly to Mortgagor or others, shall be paid by Beneficiary to, or as directed by, Mortgagor and all other payments to Beneficiary of losses covered by this paragraph shall be applied by Beneficiary in accordance with the Charter Documents.

               In the event of an actual or constructive total loss or a compromised constructive total loss or requisition, all insurance payments therefor shall be paid toBeneficiary (subject to the prior rights of the First Mortgagee). Mortgagor shall not declare or agree with underwriters that the Collateral Vessel is a constructive or compromised, agreed or arranged constructive total loss without the prior written consent of Beneficiary.

               (c) In the event of an actual or constructive total loss of the Collateral Vessel, Beneficiary shall (subject to the prior rights of the First Mortgagee) retain out of the insurance payments received on account of such loss, which shall become the sole property of Beneficiary (subject to the prior rights of the First Mortgagee), any sum or sums that shall be or become owing under the Charter Documents or this Mortgage, whether or not the same be then due and payable, together with accrued interest and the cost, if any, of collecting the insurance, and pay the balance as in Section 26 hereinafter provided.

               (d) Mortgagor will comply with and satisfy all of the provisions of any applicable environmental, health and safety or other law, regulation, proclamation or order including, without limitation, those concerning financial responsibility for liabilities imposed on Mortgagor or the Collateral Vessel with respect to pollution including, without limitation, the U.S. Water Pollution Control Act, as amended, and the U.S. Oil Pollution Act, as amended, and will maintain or cause to be maintained all certificates or other evidence of financial responsibility as may be required by any such law, regulation, proclamation or order with respect to the trade which the Collateral Vessel from time to time is engaged in and the cargoes carried by it.

               (e) In addition to, and except as otherwise expressly provided in, this Section 15, Mortgagor shall maintain insurance with respect to the Collateral Vessel in the amounts and types specified in the Charter with respect to the vessel being leased by Mortgagor thereunder.

               (f) Mortgagor will reimburse Mortgagee and Beneficiary within 3 business days after receipt of a demand therefor accompanied by a reasonable description of the related expenditures, with interest at a rate per annum equal to the Overdue Rate (as defined in the Charter) for any and all expenditures which Mortgagee or Beneficiary may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees and other matters as Mortgagor is obligated herein to provide, but fails to provide. Such obligation of Mortgagor to reimburse Mortgagee and Beneficiary shall be an additional indebtedness due from Mortgagor, secured by this Mortgage, and shall be payable by Mortgagor on demand. Mortgagee or Beneficiary, though privileged so to do, shall be under no obligation to Mortgagor to make any such expenditures, nor shall the making thereof relieve Mortgagor of any default in that respect.

               16.   INTENTIONALLY DELETED.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

               17. In case any Event of Default (as defined in the Charter) shall occur and be continuing, then and in each and every such case Mortgagee, for the benefit of Beneficiary, shall have the right to:

               (a) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the Ship Mortgage Act or any other jurisdiction where the Collateral Vessel may be found;

               (b) Bring suit at law, in equity or in admiralty, as it may determine or be advised, to recover judgment for any and all amounts due under the Charter Documents or otherwise hereunder, and collect the same out of any and all property of Mortgagor whether covered by this Mortgage or otherwise;

               (c) Take the Collateral Vessel and any Collateral, wherever it may be, without legal process and without being responsible for loss or damage; and Mortgagor or any other person in possession forthwith upon demand of Mortgagee shall surrender to Mortgagee possession of the Collateral Vessel and any Collateral, as demanded by Mortgagee, and Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Collateral Vessel and any Collateral for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use and charging upon all receipts from such use or from the sale of the Collateral Vessel and any Collateral by court proceedings or pursuant to Subsection (d) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time Mortgagee shall avail itself of the right herein given it to take the Collateral Vessel and shall take it, Mortgagee shall have the right to dock the Collateral Vessel for a reasonable time (not to be less than 150 days) at any dock, pier or other premises of Mortgagor without charge, or to dock it at any other place at the cost and expense of Mortgagor;

               (d) Without being responsible for loss or damage, sell the Collateral Vessel and any Collateral at any place and at such time as Mortgagee may specify and in such manner as Mortgagee or Beneficiary may deem advisable free from any claim by Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner (which Mortgagor acknowledges and agrees is commercially reasonable in all respects):

                     (i) By publishing such notice for 10 consecutive days in a daily newspaper of general circulation published in New York City;

                     (ii) If the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                     (iii) By sending a similar notice by registered mail to
               Mortgagor on the day of first publication.

               18. A sale of the Collateral Vessel or any Collateral made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Mortgagor therein and thereto, and shall bar Mortgagor, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any Event of Default (as defined in the Charter) has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of such sale, any purchaser who is the obligee of any Secured Obligations shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the amount of the Secured Obligations owing to such purchaser in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the obligee of the Secured Obligations after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Secured Obligations. At such sale, the obligee of the Secured Obligations may bid for and purchase such property, and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

               19. Mortgagee is hereby irrevocably appointed attorney-in-fact of Mortgagor to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of Mortgagor, a good conveyance of the title to the Collateral Vessel or the Collateral. In the event of a sale of the Collateral Vessel or any Collateral, under any power herein contained, Mortgagor will, if and when required by Mortgagee, execute such form of conveyance of the Collateral Vessel or any Collateral or similar document as Mortgagee may direct or approve.

               20. Mortgagee is hereby irrevocably appointed attorney-in-fact of Mortgagor, in the name, place and stead of Mortgagor, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, admiralty, equity or otherwise, all freights, hire, earnings, issues, revenues, income and profits of the Collateral Vessel or any Collateral, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Collateral Vessel or any Collateral, or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name, place and stead of Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name, place and stead of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

               21. Whenever any right to enter and take possession of the Collateral Vessel or any Collateral accrues to Mortgagee, it may require Mortgagor to deliver, and Mortgagor shall on demand, at its own cost and expense, deliver, to Mortgagee the Collateral Vessel or such Collateral as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Collateral Vessel or such Collateral and the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the possession, use or operation thereof.

               22. Mortgagor authorizes and empowers Mortgagee or its appointees or any of them to appear in the name, place and stead of Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Collateral Vessel or any Collateral because of or on account of any alleged lien against the Collateral Vessel or any Collateral from which the Collateral Vessel or any Collateral has not been released and to take such proceedings as to it as they or any of them may deem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense, purchase or discharge shall be a debt due from Mortgagor, its successors and assigns, to Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein and shall be payable on demand. Mortgagee shall notify Mortgagor of any circumstances permitting Mortgagee to take action under this Section 22 promptly after becoming aware of such circumstances.

               23. Each and every power and remedy herein given to Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty, or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. Unless otherwise agreed to in writing by Mortgagee, no delay or omission by Mortgagee or by the obligee of any Secured Obligations in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default (as defined in the Charter) shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default (as defined in the Charter) or to be an acquiescence therein; nor shall the acceptance by Mortgagee of any security or of any payment of or on account of any part of any Secured Obligations maturing after any Event of Default (as defined in the Charter) or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default (as defined in the Charter) or of any past Event of Default (as defined in the Charter) not completely cured thereby.

               To  the  fullest  extent  that  it  may  lawfully  so  agree,
   Mortgagor covenants and agrees it shall not at any time insist upon, claim, plead, or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force in order to prevent, delay or hinder the enforcement of this Mortgage or the exercise by Mortgagee of any of the remedies set forth in Section 17 hereof or the taking of possession of the Collateral Vessel or any Collateral by any purchaser at any sale held pursuant to this Mortgage; and Mortgagor, for itself and all who may claim by, through or under it, as far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws.

               Nothing in this Article II and none of the actions or omissions to act by Mortgagee contemplated by this Article II shall be deemed a waiver by Mortgagee of the preferred status of the Mortgage nor of any of the benefits, privileges or provisions given by the Ship Mortgage Act, no provision hereof shall constitute a waiver of such preferred status or of any of such benefits, privileges or provisions, and in the event that any provision of this Mortgage should be, or should be held by a court of competent jurisdiction to be, a waiver of or otherwise prejudicial to such preferred status, then in such event such provisions of this Mortgage should be and shall be deemed to be of no force and effect.

               24. If at any time after an Event of Default (as defined in the Charter) and prior to the actual sale of the Collateral Vessel by Mortgagee or prior to any foreclosure proceedings, Mortgagor offers to cure completely all Events of Default (as defined in the Charter) and to pay all expenses, advances and damages to Mortgagee consequent on such Events of Default (as defined in the Charter), with interest at a rate per annum equal to the Overdue Rate (as defined in the Charter), then Mortgagee may accept such offer, but such action shall not affect any subsequent Event of Default (as defined in the Charter) or impair any rights consequent thereon.

               25. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been taken.

               26. The proceeds of sale of the Collateral Vessel or any Collateral and the net earnings of any charter operation or other use thereof by Mortgagee under any of the powers herein specified and any and all other moneys received by Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as provided in the Charter and in such order as set forth therein.

               27. Until one or more Events of Default shall happen, Mortgagor (a) shall be suffered and permitted to retain actual possession and use of the Collateral Vessel and (b) shall have the right, from time to time, in its discretion, and without application to Mortgagee or Beneficiary, and without obtaining a release thereof by Mortgagee or Beneficiary, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings or equipment or any other appurtenances to the Collateral Vessel that are no longer useful, necessary, profitable or advantageous in the operation of such Collateral Vessel and that have an aggregate replacement cost not exceeding $10,000,000, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, fittings, equipment or other appurtenances of substantially equal value, utility and useful life (assuming such replaced items were in the working order, condition and state of repair required under the terms of this Mortgage) which shall forthwith become subject to the lien and other terms and conditions of this Mortgage as a preferred mortgage thereon.

                                   ARTICLE III

                             SECOND LIEN PROVISIONS

               28. Notwithstanding anything contained herein to the contrary, this Mortgage is and shall remain secondary and subordinate to the First Preferred Mortgage (to the extent that such remains in effect). By its acceptance of the benefits hereof, so long as the First Preferred Mortgage remains a valid lien against the Collateral Vessel, Mortgagee acknowledges, stipulates and agrees as follows:

                     (a) all the terms and provisions of this Mortgage are unconditionally subordinate to the terms and conditions of the First Preferred Mortgage (to the extent that such remains in effect) including, without limitation, the provisions regarding the application and use of insurance proceeds;

                     (b) only so long as the First Preferred Mortgage remains in effect, proceeds from the sale of the Collateral Vessel, rents and profits and any other sums attributable to or arising from the use, sale, charter, refinancing or taking of the Collateral Vessel, if collected by or for the holder of this Mortgage, shall be applied first to the payment of any amounts secured by the First Preferred Mortgage (if and only to the extent that such First Preferred Mortgage extends to such proceeds), in such order as is prescribed in the First Mortgage, prior to being applied to any sums secured by this Mortgage; and

                     (c) only so long as the First Preferred Mortgage remains in effect, written notice of default under this Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce this Mortgage shall be given to the First Mortgagee at the address indicated in the First Preferred Mortgage, unless Mortgagee is otherwise notified by the First Mortgagee of a change in its address, upon the later to occur of Mortgagee s delivery of such notice to Mortgagor or immediately after the occurrence of any such default or commencement.

                                   ARTICLE IV

                                SUNDRY PROVISIONS

               29. For the purpose of this Mortgage and the endorsement of this Mortgage on the documents of the Collateral Vessel, the total amount of the Secured Obligations is $60,000,000.00 plus interest, fees and other expenses and performance of mortgage covenants. The date of maturity is February 28, 2006 and the discharge amount is the same as the total amount.

               30. All the covenants, representations, warranties, promises, stipulations and agreements of Mortgagor in this Mortgage contained shall bind Mortgagor and its successors and assigns and shall inure to the benefit of Mortgagee, Beneficiary and their respective successors and assigns and shall survive termination of this Mortgage. Notwithstanding the foregoing, Mortgagor s rights and obligations hereunder may not be assigned without the prior written consent of Mortgagee and Beneficiary. This Mortgage may be assigned by Mortgagee without the consent of Mortgagor or any person or entity other than Beneficiary (whose consent shall be required for any such assignment). Mortgagee agrees to provide Mortgagor with notice of any such assignment by Mortgagee; provided, however, that failure to provide such notice shall in no way affect the validity or effectiveness of such assignment.

               31. Wherever and whenever herein any right, power or authority is granted or given to Mortgagee, such right, power or authority may be exercised in all cases by Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of Mortgagee hereunder.

               IN WITNESS WHEREOF, Mortgagor has executed this Mortgage by its officer thereunto duly authorized the day and year first above written.

                                             READING & BATES DRILLING CO.


                                             By:
                                             Name:
                                             Title:

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                                 ACKNOWLEDGMENT

   STATE OF                      )
                                 )     ss.
   COUNTY OF                     )


               On this the _____ day of November, 1995, before me came _________________________ to me known, who, being by me duly sworn, did d e p o s e a n d s a y t h a t h e r e s i d e s a t ________________________________________________________; that he is the
   ___________________ of Reading & Bates Drilling Co., the corporation described in and which executed the foregoing mortgage; that he knows the seal of said corporation; that the seal affixed to said mortgage is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name to said mortgage by like order and he acknowledged to me that he executed said mortgage as _____________________of said corporation, and that the same is the free and voluntary act and deed of said corporation, and of himself as such officer for the uses and purposes therein expressed.


   My Commission Expires:                    Notary Public

-----------------------------------------------------------------------------

                                    Exhibit A

                            Copy of Bareboat Charter


                                  SEE ATTACHED

-----------------------------------------------------------------------------

                                    Exhibit B

                              Amortization Schedule


                                  SEE ATTACHED

-----------------------------------------------------------------------------

                                   EXHIBIT C-2

                            FIRST PREFERRED MORTGAGE

               FIRST PREFERRED MORTGAGE ("Mortgage"), made the 28th day of November, 1995, by READING & BATES DRILLING CO., an Oklahoma corporation ("Mortgagor"), to WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Trustee (in such capacity, "Mortgagee") for the benefit of DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Beneficiary").

               WHEREAS:

         A. Mortgagor is the sole owner of the whole of that certain vessel known as the "RANDOLPH YOST", official number 601699, duly documented in the name of Mortgagor under the laws and flag of the United States of America (the "Collateral Vessel").

         B. This Mortgage is being executed and delivered by Mortgagor pursuant to that certain Memorandum of Agreement (the "MOA") dated of even date herewith by and between Beneficiary and Reading and Bates, Inc., an Oklahoma corporation ("R&B, Inc."), a subsidiary of Mortgagor s parent corporation, Reading & Bates Corporation, a Delaware corporation (the "Parent"). Under the MOA, R&B, Inc. agreed to sell a certain other vessel to Beneficiary and Beneficiary agreed to lease that vessel to Mortgagor under the terms and subject to the conditions set forth in the Bareboat Charter (the "Charter") dated of even date herewith by and between Mortgagor and Beneficiary (the MOA, the Charter, this Mortgage and all other documents executed in connection therewith, together with any and all amendments, supplements, renewals or substitutions of all or any of such documents, are sometimes referred to collectively herein as the "Charter Documents").

         C. Beneficiary requires that Mortgagor execute and deliver this Mortgage to secure the prompt and complete payment, observance and performance of all representations, warranties, covenants, duties, liabilities and obligations of Mortgagor under the Charter Documents (the "Secured Obligations").

         D. The Board of Directors of Mortgagor having determined that Mortgagor will derive substantial benefit, directly or indirectly, from the sale and lease transaction among R&B, Inc., Mortgagor and Beneficiary, Mortgagor wishes to execute and deliver this Mortgage as required by Beneficiary.

               NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

               That in consideration of the premises and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment, observance and performance of the Secured Obligations according to the terms thereof, and the payment of all such other sums as may hereafter become secured by this Mortgage in accordance with the terms hereof, and to secure the performance and ob-servance of and compliance with the representations, warranties, covenants, terms and conditions herein and in the Charter Documents contained, Mortgagor does by these presents GRANT, CONVEY, MORTGAGE, PLEDGE, ASSIGN, TRANSFER, SET OVER and CONFIRM unto the Mortgagee, its successors and assigns, for the benefit of Beneficiary, the whole of the Collateral Vessel, together with all of the boilers, engines, machinery, masts, spars, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, fittings and equipment (but excluding leased equipment owned by third parties) and all other appurtenances to the Collateral Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not and all additions, substitutions, improvements and replacements hereafter made in or to the Collateral Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid and all products, rentals and proceeds (including, but not limited to, insurance proceeds) of any of the foregoing (collectively, the "Collateral").

               TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the payment and performance of the Secured Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage and in the Charter Documents.

               PROVIDED, ONLY, and the conditions of these presents are such, that if the Secured Obligations shall be paid, performed and discharged as and when the same shall become payable or are to be performed in accordance with the terms of this Mortgage and of the Charter Documents, and if all other such sums as may hereafter become secured by this Mortgage are paid in accordance with the terms hereof, and if Mortgagor shall perform, observe and comply with all the covenants, terms and conditions in the Charter Documents and in this Mortgage, expressed or implied, to be performed, observed or complied with by and on the part of Mortgagor, and the Charter Documents shall have terminated pursuant to the terms thereof, then these presents and the rights hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

               A copy of the Charter is annexed hereto and made a part hereof as Exhibit A.

               IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                                   ARTICLE I.

                             COVENANTS OF MORTGAGOR

               Mortgagor covenants and agrees with Mortgagee as follows:

               1. Mortgagor will observe, perform and comply with each and every one of the covenants, terms and conditions herein, expressed or implied, on its part to be observed, performed or complied with.

               2. Mortgagor was duly organized and is now existing as a corporation under the laws of the State of Oklahoma and shall so remain during the life of this Mortgage; it is now, and shall remain during the life of this Mortgage, a citizen of the United States as defined in
   Section 2 of the Shipping Act, 1916, as at any time amended; it is duly authorized to mortgage the Collateral Vessel and the Collateral; all corporate action necessary and required by law for the execution and delivery of this Mortgage, and the good faith affidavit filed herewith, has been duly and effectively taken; and the Secured Obligations will be the valid and enforceable obligations of Mortgagor in accordance with their terms.

               3. Mortgagor lawfully owns and is lawfully possessed of, and has good title to, the Collateral Vessel and the Collateral free from
   (i) any security interest, lien, charge or encumbrance whatsoever, other than, with respect to the Collateral Vessel, for current crew s wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue or (ii) any commitment to make the Collateral Vessel available for charter, other than drilling contracts that comply with the terms of this Mortgage and the other Charter Documents and charters or subcharters (whether demise or otherwise) to the Parent and its Subsidiaries (as defined in the Charter), or (iii) sale or use by any governmental authority, and it will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever. This Mortgage constitutes the legal, valid and binding obligation of Mortgagor, is enforceable against Mortgagor in accordance with its terms, and when filed of record with the U.S. Coast Guard National Vessel Documentation Center, will create a valid and perfected first preferred mortgage upon, security interest in and lien on the Collateral Vessel and the Collateral.

               4. Mortgagor will comply with and satisfy all the provisions of Chapter 313 of Title 46, United States Code, as at any time amended (the "Ship Mortgage Act"), and shall execute, deliver, file and/or record, or cause the execution and delivery and the filing and/or recordation of, such documents or instruments, and shall take or cause to be taken such actions as may be necessary or desirable in the opinion of the Beneficiary or the Mortgagee, in order to establish and maintain this Mortgage as a valid and perfected first preferred mortgage upon the Collateral Vessel and upon all renewals, improvements and replacements made in or to the same.

               5.    Mortgagor  will not  cause  or  permit  the  Collateral
   Vessel to be operated in any manner contrary to law, will not abandon the Collateral Vessel in a foreign port, will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Collateral Vessel or the Collateral to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously or adversely affect the registration or enrollment of the Collateral Vessel under the laws and regulations of the United States of America and will at all times keep the Collateral Vessel duly documented thereunder. Neither Mortgagor nor the Collateral Vessel is the subject of any pending or threatened environmental enforcement proceedings or investigations, nor any other pending or threatened proceedings or investigations with respect to any other environmental, health or safety matters. Mortgagor is in compliance with all applicable laws and regulations with respect to the Collateral Vessel or otherwise relating to pollution control and other environmental, health or safety matters in all jurisdictions in which Mortgagor is doing business. Mortgagor shall assume all responsibility for the control and removal of, and hold Mortgagee, Beneficiary and every member of the Owner Group (as defined in the Charter) harmless from loss or damage, liabilities or claims arising from, directly or indirectly, pollution or contamination by any liquid or non-liquid waste material whatsoever found that is discharged, spilled or leaked from the Collateral Vessel, and for noncompliance with environmental, health and safety laws. To the extent that any law, regulation or governmental entity acting within its jurisdiction imposes on Mortgagee, Beneficiary or any member of the Owner Group (as defined in the Charter) liability for any such pollution, notwithstanding such imposition of direct liability, Mortgagor shall have designated Mortgagee (both in its individual capacity and as Trustee), Beneficiary and each member of the Owner Group (as defined in the Charter) as an additional insured under its insurance policies and Mortgagor shall hold Mortgagee (both in its individual capacity and as Trustee), Beneficiary and each member of the Owner Group (as defined in the Charter) harmless from such loss, damage or claims and reimburse any of Mortgagee (both in its individual capacity and as Trustee), Beneficiary or any member of the Owner Group (as defined in the Charter) for any amounts it may be required to pay. This indemnity is valid irrespective of the negligence or fault, whether sole, joint, active or passive of the indemnified party and whether predicated on strict liability, statutory duty, contractual indemnity or any other theory of liability of the indemnified party.

               6. Mortgagor will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Collateral Vessel or the Collateral or any income therefrom.

               7. Neither Mortgagor, any charterer, the Master of the Collateral Vessel or any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Collateral Vessel or the Collateral, any lien whatsoever other than this Mortgage and liens for current crew's wages, general average, and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue.

               8. Mortgagor will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Collateral Vessel with her papers and will cause such certified copy and such papers to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for current crew's wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue, and to any representative of Mortgagee or Beneficiary; and will place and keep prominently displayed in the chart room and in the Master's cabin of the Collateral Vessel a framed printed notice in plain type of such size that the paragraph of reading matter shall cover a space not less than 6 inches wide by 9 inches high, reading as follows:

                               "NOTICE OF MORTGAGE"

                     This  vessel  is  covered by  a  First  Preferred
               Mortgage to Wilmington Trust Company, Trustee, under authority of Chapter 313 of Title 46, United States Code, as at any time amended. Under the terms of said Mortgage, neither the owner, any charterer, nor the Master of this vessel has any right, power or authority to create, incur or permit to be imposed upon this vessel any lien whatsoever other than for current crew's wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue."

               9. Except for the lien of this Mortgage and of the First Preferred Mortgage, Mortgagor will not create or suffer to be continued any security interest, lien, encumbrance or charge on the Collateral Vessel or the Collateral and in due course and in any event within 30 days after the same becomes due and payable will pay or cause to be discharged or make adequate provision for the payment or discharge of all claims or demands which, if not paid or discharged, might result in the creation of such a security interest, lien, encumbrance or charge and will cause the Collateral Vessel or the Collateral to be released or discharged from each such security interest, lien, encumbrance or charge therefor; provided, however, that the undertaking of such corrective action shall in no event be deemed a cure of any breach of this Mortgage or be deemed a waiver by Mortgagee of any of its rights or remedies hereunder with respect thereto.

               10. If a libel is filed against the Collateral Vessel or if the Collateral Vessel is otherwise attached, levied upon, or taken into custody or detained by any proceeding in any court or tribunal or by any Government or other authority, Mortgagor will promptly (i) notify Mortgagee thereof by telecopier, confirmed by letter, at its office at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, Telecopier No. (302) 651-8882 and (ii) notify Beneficiary thereof by telecopier, confirmed by letter, at its office c/o Heller Financial, Inc., Attention: Legal Department, 101 Park Avenue, New York, New York 10178, Telecopier No.
   (212) 880-7158, and within 15 days will cause such Collateral Vessel to be released and all valid liens thereon other than this Mortgage to be discharged, and will promptly notify Mortgagee and Beneficiary thereof in the manner aforesaid; provided, however, that the undertaking of such corrective action shall in no event be deemed a cure of any breach of this Mortgage or be deemed a waiver by Mortgagee or Beneficiary of any of their rights or remedies hereunder with respect thereto.

               11. Mortgagor hereby acknowledges and confirms as of the Closing Date (as defined in the MOA) that (a) no loss, constructive loss or requisitioning for use by any governmental authority of the Collateral Vessel (and, where applicable, the Collateral) has occurred; and (b) the Collateral Vessel (and, where applicable, the Collateral) is tight, staunch, strong and well and sufficiently tackled, appareled, furnished and equipped and in every respect seaworthy, in accordance with specifications, in good working order, condition and repair (normal wear and tear excepted) and without defect in condition, design, operation or fitness for use. Mortgagor will at all times and without cost or expense to Mortgagee or Beneficiary maintain and preserve, or cause to be maintained and preserved, the Collateral Vessel (and, where applicable, the Collateral) in good running order and repair, so that the Collateral Vessel shall be, at all times, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good operating condition and in accordance with specifications; and will keep the Collateral Vessel (and, where applicable, the Collateral) in such condition as will entitle the Collateral Vessel to the highest classification and rating for vessels of the same age and type by the American Bureau of Shipping or other classification society of like standing, and annually will furnish to Mortgagee and Beneficiary a certificate by such Bureau or classification society (if applicable) that such classification is maintained. The Collateral Vessel shall, and Mortgagor covenants that it will, at all times comply with all applicable laws, treaties and conventions of the United States of America, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. Mortgagor will not make, or permit to be made, any change in the structure, character or type of, or any modifications or improvements to, the Collateral Vessel which diminish the value, utility, useful life or seaworthiness of the Collateral Vessel without first receiving the written approval thereof by Mortgagee and Beneficiary (such approval not to be unreasonably withheld) and, upon request, shall promptly provide Mortgagee and Beneficiary with all designs, drawings, plans and specifications relating to any such changes, modifications or improvements. Mortgagor will notify Mortgagee and Beneficiary of (i) any damage to the Collateral Vessel requiring repairs reasonably expected to cost $1,000,000 or more promptly following the occurrence thereof and (ii) any changes, modifications or improvements to the Collateral Vessel reasonably expected to cost $5,000,000 or more prior to commencing such changes, modifications or improvements.

               Mortgagor agrees to give Mortgagee and Beneficiary at least 10 days notice of the actual date and place of any survey or drydocking in order that Mortgagee and Beneficiary may have representatives present if desired. Mortgagor agrees that at Mortgagee's or Beneficiary's request it will satisfy the Mortgagee and the Beneficiary that the expense of such survey or drydocking or work to be done thereat is within Mortgagor's financial ability and will not result in a claim or lien against the Collateral Vessel or the Collateral in violation of the provisions of this Mortgage.

               12. Mortgagor at all times will afford Mortgagee and Beneficiary or their authorized representatives full and complete access to the Collateral Vessel for the purpose of inspecting the same and the Collateral Vessel s cargo and papers and, at the request of Mortgagee or Beneficiary, Mortgagor will deliver for inspection copies of any and all contracts and documents relating to the Collateral Vessel, whether on board or not.

               13. Mortgagor will not transfer or change the flag or port of documentation of the Collateral Vessel without the written consent of Mortgagee and Beneficiary first had and obtained, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.

               14. Mortgagor will not sell, mortgage, transfer, demise or other charter or change the management of the Collateral Vessel or the Collateral, except, with respect to the Collateral Vessel, drilling contracts that comply with the terms of this Mortgage and the other Charter Documents and charters or subcharters (whether demise or otherwise) to the Parent and its Subsidiaries (as defined in the Charter), without the written consent of Mortgagee and Beneficiary first had and obtained, and any such written consent to any one sale, mortgage, transfer, demise or other charter or change shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, demise or other charter or change. Any such sale, mortgage, transfer or charter of the Collateral Vessel or the Collateral (including any sale or transfer to the Parent or any Subsidiary (as defined in the Charter) of the Parent) shall be subject to the provisions of this Mortgage and the lien it creates. Mortgagor will not charter the Collateral Vessel to, or permit the Collateral Vessel to serve under any contract with, a person included within the definition of " designated foreign country" or "national" of a "designated foreign country" in the Foreign Assets Control Regulations or Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Chapter V, as amended, or any person included within the definition of "Government of Libya," "entity of the Government of Libya" or "Libyan entity" in the Libyan Sanctions Regulations of the United States Treasury Department, 31 C.F.R.
   Part 550, as amended, within the meaning of said Regulations or of any regulation, interpretation or ruling issued thereunder.

               15.   (a)   Mortgagor will,  at its own expense,  when and so
   long as this Mortgage or any Secured Obligations shall be outstanding, insure the Collateral Vessel and keep her insured, in lawful money of the United States, for not less than the full fair market value thereof. The Collateral Vessel shall in no event be insured for an amount less than the agreed valuation as set forth in the applicable marine and war risk policies. Such insurance shall cover marine and war risk perils, on hull and machinery, and shall be maintained in the broadest forms available in the American or British insurance markets for vessels of the same type as the Collateral Vessel. In addition, Mortgagor shall, at its own expense, furnish to Beneficiary a mortgagee's single interest policy (or shall cause the hull and machine insurance on the Collateral Vessel to be endorsed to afford breach of warranty coverage for the benefit of
   Beneficiary and the members of the Owner Group (as defined in the Charter)) providing coverage in an amount equal to at least the full fair market value of the Collateral Vessel. Such mortgagee's interest insurance shall be maintained in the broadest form available in the
   American or British markets for vessels of the same type as the Collateral Vessel through underwriters acceptable to Beneficiary. In addition, Mortgagor shall maintain protection and indemnity or equivalent insurance, through underwriters or associations reasonably acceptable to Beneficiary in an amount not less than the fair market value of the Collateral Vessel, provided, however, that war risk protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss. The Collateral Vessel shall not carry any cargoes or proceed into an area then excluded by trading warranties under its marine or war risk policies (including expropriation, protection and indemnity) without obtaining all necessary additional coverage, satisfactory in form and substance, and satisfactory evidence of which shall be promptly furnished, to Beneficiary.

               (b)   The policy  or policies of insurance  described in this
   Section 15 shall be issued by responsible underwriters reasonably acceptable to Beneficiary in all respects, shall contain conditions, terms, stipulations and insuring covenants reasonably satisfactory to Beneficiary in all respects (including, but not limited to, waivers of subrogation rights of the insurers against the insureds and waivers of any rights of the insurers to any set off, counterclaim or deduction, whether by attachment or otherwise) and shall be kept in full force and effect by Mortgagor so long as this Mortgage or any Secured Obligations shall be outstanding. All such policies, binders and other interim insurance contracts shall be executed and issued in the name of Mortgagor and shall provide that loss be payable to Beneficiary for distribution by it to itself and Mortgagor, as their interests may appear. Copies of all such policies, binders and other interim insurance contracts shall be deposited with Beneficiary. Such insurance policies shall provide for at least 30 days' prior written notice to be given to Beneficiary by the underwriters or association in the event of (i) cancellation (or at least 7 days prior written notice, with respect to war risk coverage) or (ii) the failure of Mortgagor to pay any premium or call which would suspend coverage under the policy or the payment of a claim thereunder. Mortgagor shall furnish to Beneficiary annually, not later than thirty days prior to expiration, a detailed report signed by a firm of marine insurance brokers satisfactory to Beneficiary as to the insurance maintained in respect of the Collateral Vessel, as to their opinion as to the adequacy thereof and as to compliance with the provisions of this
   Section 15.

               Unless otherwise required by Beneficiary by notice to the underwriters, although the following insurance is payable to Beneficiary,
   (i) any loss under any insurance on the Collateral Vessel with respect to protection and indemnity risks may be paid directly to Mortgagor to reimburse it for any loss, damage or expense actually incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been actually incurred, and (ii) in the case of any loss (other than a loss covered by clause (i) above or by the next paragraph of this Section) under any insurance with respect to the Collateral Vessel involving any damage to such Collateral Vessel, the underwriters may pay directly for the repair, salvage or other charges involved or, if Mortgagor shall have first fully repaired the damage or paid all of the salvage or other charges, may pay Mortgagor as reimbursement therefor; provided, however, that if such damage involves a loss in excess of $1,000,000, the underwriters shall not make such payment without first obtaining the written consent thereto of
   Beneficiary. Any loss covered by this paragraph which is paid to Beneficiary but which might have been paid, in accordance with the provisions of this paragraph, directly to Mortgagor or others, shall be paid by Beneficiary to, or as directed by, Mortgagor and all other payments to Beneficiary of losses covered by this paragraph shall be applied by Beneficiary in accordance with the Charter Documents.

               In the event of an actual or constructive total loss or a compromised constructive total loss or requisition, all insurance payments therefor shall be paid to Beneficiary. Mortgagor shall not declare or agree with underwriters that the Collateral Vessel is a constructive or compromised, agreed or arranged constructive total loss without the prior written consent of Beneficiary.

               (c)   In the event of an actual or constructive total loss of
   the Collateral Vessel, shall retain out of the insurance payments received on account of such loss, which shall become the sole property of Beneficiary, any sum or sums that shall be or become owing under the Charter Documents or this Mortgage, whether or not the same be then due and payable, together with accrued interest and the cost, if any, of collecting the insurance, and pay the balance as in Section 26 hereinafter provided.

               (d) Mortgagor will comply with and satisfy all of the provisions of any applicable environmental, health and safety or other law, regulation, proclamation or order including, without limitation, those concerning financial responsibility for liabilities imposed on Mortgagor or the Collateral Vessel with respect to pollution including, without limitation, the U.S. Water Pollution Control Act, as amended, and the U.S. Oil Pollution Act, as amended, and will maintain or cause to be maintained all certificates or other evidence of financial responsibility as may be required by any such law, regulation, proclamation or order with respect to the trade which the Collateral Vessel from time to time is engaged in and the cargoes carried by it.

               (e) In addition to, and except as otherwise expressly provided in, this Section 15, Mortgagor shall maintain insurance with respect to the Collateral Vessel in the amounts and types specified in the Charter with respect to the vessel being leased by Mortgagor thereunder.

               (f) Mortgagor will reimburse Mortgagee and Beneficiary within 3 business days after receipt of a demand therefor accompanied by a reasonable description of the related expenditures, with interest at a rate per annum equal to the Overdue Rate (as defined in the Charter) for any and all expenditures which Mortgagee or Beneficiary may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees and other matters as Mortgagor is obligated herein to provide, but fails to provide. Such obligation of Mortgagor to reimburse Mortgagee and Beneficiary shall be an additional indebtedness due from Mortgagor, secured by this Mortgage, and shall be payable by Mortgagor on demand. Mortgagee or Beneficiary, though privileged so to do, shall be under no obligation to Mortgagor to make any such expenditures, nor shall the making thereof relieve Mortgagor of any default in that respect.

               16.   INTENTIONALLY DELETED.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

               17. In case any Event of Default (as defined in the Charter) shall occur and be continuing, then and in each and every such case Mortgagee, for the benefit of Beneficiary, shall have the right to:

               (a) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the Ship Mortgage Act or any other jurisdiction where the Collateral Vessel may be found;

               (b) Bring suit at law, in equity or in admiralty, as it may determine or be advised, to recover judgment for any and all amounts due under the Charter Documents or otherwise hereunder, and collect the same out of any and all property of Mortgagor whether covered by this Mortgage or otherwise;

               (c) Take the Collateral Vessel and any Collateral, wherever it may be, without legal process and without being responsible for loss or damage; and Mortgagor or any other person in possession forthwith upon demand of Mortgagee shall surrender to Mortgagee possession of the Collateral Vessel and any Collateral, as demanded by Mortgagee, and Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Collateral Vessel and any Collateral for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use and charging upon all receipts from such use or from the sale of the Collateral Vessel and any Collateral by court proceedings or pursuant to Subsection (d) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time Mortgagee shall avail itself of the right herein given it to take the Collateral Vessel and shall take it, Mortgagee shall have the right to dock the Collateral Vessel for a reasonable time (not to be less than 150 days) at any dock, pier or other premises of Mortgagor without charge, or to dock it at any other place at the cost and expense of Mortgagor;

               (d) Without being responsible for loss or damage, sell the Collateral Vessel and any Collateral at any place and at such time as Mortgagee may specify and in such manner as Mortgagee or Beneficiary may deem advisable free from any claim by Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner (which Mortgagor acknowledges and agrees is commercially reasonable in all respects):

                     (i) By publishing such notice for 10 consecutive days in a daily newspaper of general circulation published in New York City;

                     (ii) If the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                     (iii) By sending a similar notice by registered mail to
               Mortgagor on the day of first publication.

               18. A sale of the Collateral Vessel or any Collateral made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Mortgagor therein and thereto, and shall bar Mortgagor, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any Event of Default (as defined in the Charter) has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of such sale, any purchaser who is the obligee of any Secured Obligations shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the amount of the Secured Obligations owing to such purchaser in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the obligee of the Secured Obligations after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Secured Obligations. At such sale, the obligee of the Secured Obligations may bid for and purchase such property, and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

               19. Mortgagee is hereby irrevocably appointed attorney-in-fact of Mortgagor to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of Mortgagor, a good conveyance of the title to the Collateral Vessel or the Collateral. In the event of a sale of the Collateral Vessel or any Collateral, under any power herein contained, Mortgagor will, if and when required by Mortgagee, execute such form of conveyance of the Collateral Vessel or any Collateral or similar document as Mortgagee may direct or approve.

               20. Mortgagee is hereby irrevocably appointed attorney-in-fact of Mortgagor, in the name, place and stead of Mortgagor, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, admiralty, equity or otherwise, all freights, hire, earnings, issues, revenues, income and profits of the Collateral Vessel or any Collateral, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Collateral Vessel or any Collateral, or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name, place and stead of Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name, place and stead of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

               21. Whenever any right to enter and take possession of the Collateral Vessel or any Collateral accrues to Mortgagee, it may require Mortgagor to deliver, and Mortgagor shall on demand, at its own cost and expense, deliver, to Mortgagee the Collateral Vessel or such Collateral as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Collateral Vessel or such Collateral and the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the possession, use or operation thereof.

               22. Mortgagor authorizes and empowers Mortgagee or its appointees or any of them to appear in the name, place and stead of Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Collateral Vessel or any Collateral because of or on account of any alleged lien against the Collateral Vessel or any Collateral from which the Collateral Vessel or any Collateral has not been released and to take such proceedings as to it as they or any of them may deem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense, purchase or discharge shall be a debt due from Mortgagor, its successors and assigns, to Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein and shall be payable on demand. Mortgagee shall notify Mortgagor of any circumstances permitting Mortgagee to take action under this Section 22 promptly after becoming aware of such circumstances.

               23. Each and every power and remedy herein given to Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty, or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. Unless otherwise agreed to in writing by Mortgagee, no delay or omission by Mortgagee or by the obligee of any Secured Obligations in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default (as defined in the Charter) shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default (as defined in the Charter) or to be an acquiescence therein; nor shall the acceptance by Mortgagee of any security or of any payment of or on account of any part of any Secured Obligations maturing after any Event of Default (as defined in the Charter) or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default (as defined in the Charter) or of any past Event of Default (as defined in the Charter) not completely cured thereby.

               To  the  fullest  extent  that  it  may  lawfully  so  agree,
   Mortgagor covenants and agrees it shall not at any time insist upon, claim, plead, or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force in order to prevent, delay or hinder the enforcement of this Mortgage or the exercise by Mortgagee of any of the remedies set forth in Section 17 hereof or the taking of possession of the Collateral Vessel or any Collateral by any purchaser at any sale held pursuant to this Mortgage; and Mortgagor, for itself and all who may claim by, through or under it, as far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws.

               Nothing in this Article II and none of the actions or omissions to act by Mortgagee contemplated by this Article II shall be deemed a waiver by Mortgagee of the preferred status of the Mortgage nor of any of the benefits, privileges or provisions given by the Ship Mortgage Act, no provision hereof shall constitute a waiver of such preferred status or of any of such benefits, privileges or provisions, and in the event that any provision of this Mortgage should be, or should be held by a court of competent jurisdiction to be, a waiver of or otherwise prejudicial to such preferred status, then in such event such provisions of this Mortgage should be and shall be deemed to be of no force and effect.

               24. If at any time after an Event of Default (as defined in the Charter) and prior to the actual sale of the Collateral Vessel by Mortgagee or prior to any foreclosure proceedings, Mortgagor offers to cure completely all Events of Default (as defined in the Charter) and to pay all expenses, advances and damages to Mortgagee consequent on such Events of Default (as defined in the Charter), with interest at a rate per annum equal to the Overdue Rate (as defined in the Charter), then Mortgagee may accept such offer, but such action shall not affect any subsequent Event of Default (as defined in the Charter) or impair any rights consequent thereon.

               25. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been taken.

               26. The proceeds of sale of the Collateral Vessel or any Collateral and the net earnings of any charter operation or other use thereof by Mortgagee under any of the powers herein specified and any and all other moneys received by Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as provided in the Charter and in such order as set forth therein.

               27. Until one or more Events of Default shall happen, Mortgagor (a) shall be suffered and permitted to retain actual possession and use of the Collateral Vessel and (b) shall have the right, from time to time, in its discretion, and without application to Mortgagee or Beneficiary, and without obtaining a release thereof by Mortgagee or Beneficiary, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings or equipment or any other appurtenances to the Collateral Vessel that are no longer useful, necessary, profitable or advantageous in the operation of such Collateral Vessel and that have an aggregate replacement cost not exceeding $10,000,000, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, fittings, equipment or other appurtenances of substantially equal value, utility and useful life (assuming such replaced items were in the working order, condition and state of repair required under the terms of this Mortgage) which shall forthwith become subject to the lien and other terms and conditions of this Mortgage as a preferred mortgage thereon.

                                   ARTICLE III

                              INTENTIONALLY DELETED

                                   ARTICLE IV

                                SUNDRY PROVISIONS

               29. For the purpose of this Mortgage and the endorsement of this Mortgage on the documents of the Collateral Vessel, the total amount of the Secured Obligations is $60,000,000.00 plus interest, fees and other expenses and performance of mortgage covenants. The date of maturity is February 28, 2006 and the discharge amount is the same as the total amount.

               30. All the covenants, representations, warranties, promises, stipulations and agreements of Mortgagor in this Mortgage contained shall bind Mortgagor and its successors and assigns and shall inure to the benefit of Mortgagee, Beneficiary and their respective successors and assigns and shall survive termination of this Mortgage. Notwithstanding the foregoing, Mortgagor s rights and obligations hereunder may not be assigned without the prior written consent of Mortgagee and Beneficiary. This Mortgage may be assigned by Mortgagee without the consent of Mortgagor or any person or entity other than Beneficiary (whose consent shall be required for any such assignment). Mortgagee agrees to provide Mortgagor with notice of any such assignment by Mortgagee; provided, however, that failure to provide such notice shall in no way affect the validity or effectiveness of such assignment.

               31. Wherever and whenever herein any right, power or authority is granted or given to Mortgagee, such right, power or authority may be exercised in all cases by Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of Mortgagee hereunder.

               IN WITNESS WHEREOF, Mortgagor has executed this Mortgage by its officer thereunto duly authorized the day and year first above written.

                                             READING & BATES DRILLING CO.

                                             By:
                                             Name:
                                             Title:

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                                 ACKNOWLEDGMENT

   STATE OF                )
                           )     ss.
   COUNTY OF               )


               On this the _____ day of November, 1995, before me came _________________________ to me known, who, being by me duly sworn, did d e p o s e a n d s a y t h a t h e r e s i d e s a t ________________________________________________________; that he is the
   ___________________ of Reading & Bates Drilling Co., the corporation described in and which executed the foregoing mortgage; that he knows the seal of said corporation; that the seal affixed to said mortgage is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name to said mortgage by like order and he acknowledged to me that he executed said mortgage as _____________________of said corporation, and that the same is the free and voluntary act and deed of said corporation, and of himself as such officer for the uses and purposes therein expressed.


   My Commission Expires:                    Notary Public


-----------------------------------------------------------------------------

                                    Exhibit A

                            Copy of Bareboat Charter


                                  SEE ATTACHED

-----------------------------------------------------------------------------

                                    EXHIBIT D

                               SECURITY AGREEMENT


               THIS SECURITY AGREEMENT ("Security Agreement") is given as of this 28th day of November, 1995, by READING & BATES DRILLING CO., an Oklahoma corporation ("Grantor"), having an office at 901 Threadneedle, Suite 200, Houston, Texas 77079, in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Trustee (in such capacity, "Secured Party") for the benefit of DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Beneficiary").

               WHEREAS:

         A. Grantor is the sole owner of the whole of (i) that certain vessel known as the "JIM CUNNINGHAM , official number 651643 (the "Cunningham"), and (ii) that certain vessel known as the "RANDOLPH YOST", official number 601699 (the "Yost"), both duly documented in the name of Grantor under the laws and flag of the United States of America (the Cunningham and the Yost, together, the "Collateral Vessels").

         B. This Security Agreement is being executed and delivered by Grantor pursuant to that certain Memorandum of Agreement (the "MOA") dated of even date herewith by and between Beneficiary and Reading and Bates, Inc., an Oklahoma corporation ("R&B, Inc."), a subsidiary of Grantor s parent corporation, Reading & Bates Corporation. Under the MOA, R&B, Inc. agreed to sell a certain other vessel to Beneficiary and Beneficiary agreed to lease that vessel to Grantor under the terms and subject to the conditions set forth in the Bareboat Charter (the "Charter") dated of even date herewith by and between Grantor and Beneficiary (the MOA, the Charter and all other documents executed in connection therewith, together with any and all amendments, supplements, renewals or substitutions of all or any of such documents, are sometimes referred to collectively herein as the "Charter Documents").

         C. The Board of Directors of Grantor having determined that Grantor will derive substantial benefit, directly or indirectly, from the sale and lease transaction among Grantor, R&B, Inc. and Beneficiary, Grantor, as required by Beneficiary, is executing and delivering (i) that certain Preferred Mortgage dated of even date herewith encumbering the Cunningham (the "Cunningham Mortgage") and (ii) that certain First Preferred Mortgage dated of even date herewith encumbering the Yost (the "Yost Mortgage") (the Cunningham Mortgage and the Yost Mortgage, together, the "Mortgages"), to secure the prompt and complete payment, performance and observance of all representations, warranties, covenants, duties, liabilities and obligations of Grantor under the Charter Documents (the "Secured Obligations").

         D. Beneficiary requires that Grantor execute and deliver this Security Agreement in order to further secure the Secured Obligations.

               NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations contained herein, and intending to be legally bound, the parties hereby agree as follows:

         1.    Security Interest.

               As security for the Secured Obligations and Grantor's other obligations under the Charter Documents, Grantor hereby grants to Secured Party for the benefit of Beneficiary a security interest in and lien upon (hereinafter referred to as the "Security Interest") the following described personal property (whether now owned by Grantor or existing or hereafter arising or acquired by Grantor) and in all proceeds (including cash proceeds, insurance proceeds and proceeds of proceeds) of such property in any form (hereinafter collectively referred to as the "Collateral"):

               a.    All  engines,  boilers,   machinery,  masts,   anchors,
   cables, spars, rigging, tackle, apparel, furniture, fittings, boats, chains, equipment, fixtures and all other appurtenances of Grantor appertaining and belonging to either of the Collateral Vessels or to the
   "M.G. Hulme, Jr.",   the vessel leased  by Grantor under the  Charter (the
   "Charter Vessel"), whether aboard or removed from the Collateral Vessels or the Charter Vessel, together with all additions, improvements, and/or replacements thereto or thereof, and not otherwise subject to the Mortgages (collectively, the "Appurtenances").

               b.    Grantor's   interest   in   all   casualty,  liability,
   property, indemnity, hull, war risk, pollution and marine insurance policies, and Grantor's interest in all proceeds thereof and payments thereunder, relating to either of the Collateral Vessels or to the Charter Vessel.

               c. All of Grantor's accounts, general intangibles and contract rights consisting of or relating to all present and future drilling contracts, charters, subcharters and other agreements providing for the possession, use or employment of the Charter Vessel or of either of the Collateral Vessels (any agreements relating to the foregoing are referred to hereinafter collectively as "Contracts") and all rights to payment under any of the foregoing, whether for hire, indemnity, damages or otherwise.

               d. Grantor's interest in all sums otherwise earned or to be earned of or from either of the Collateral Vessels or the Charter Vessel.

         2.    Representations and Warranties of Grantor.

               Grantor represents and warrants and, so long as the Secured Obligations remain outstanding, shall be deemed continuously to represent and warrant that (a) Grantor is the owner of the Collateral Vessels free and clear of all security interests, liens or other encumbrances except the Security Interest, the Mortgages, liens for current crew s wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue and, with respect to the Cunningham only, the liens and security interests in favor of ABC Equipment Leasing, Inc. (the "First Mortgagee") created by that certain First Preferred Mortgage dated January 28, 1987, securing a principal amount of not more than $11,000,000, which is payable in accordance with the amortization schedule annexed hereto and made a part hereof as Exhibit A (the "First Preferred Mortgage"), recorded March 4, 1987, as Instrument No. 1, Book No. PM149, in the records of the Eighth Coast Guard District, Port of Houston, Texas; (b) no obligor with respect to any of the Contracts has any defense, setoff, claim or counterclaim which can be asserted against Secured Party or Beneficiary, whether in any proceeding to enforce the Collateral or otherwise (hereinafter, with respect to the related Contract, each such obligor referred to as an "Account Debtor"), nor have any amounts payable under such Contracts been prepaid, pledged, hypothecated or assigned; (c) Grantor is authorized to enter into this Security Agreement and into the transactions contemplated hereby and evidenced by the Collateral; (d) Grantor is engaged in business operations which are carried on at the address specified above, and Grantor s records concerning the Collateral are kept at the address specified above; and (e) Grantor is the sole owner of the whole of both Collateral Vessels and all Appurtenances and other Collateral.

         3.    Covenants of Grantor.

               Grantor (a) will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, set-offs, claims and counterclaims asserted by any Account Debtor against Grantor and/or Secured Party and/or Beneficiary; (b) will keep the Collateral free of all security interests or other liens, mortgages, chattel mortgages and encumbrances, except (i) the Security Interest and the Mortgages or any other lien favoring Secured Party, (ii) the First Preferred Mortgage encumbering the Cunningham and (iii) liens for current crew's wages, general average and salvage, in each case, incurred in the ordinary course of business and that are not yet overdue, and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party and Beneficiary; (c) will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral, and at Secured Party s or Beneficiary's request, will mark all or any such records and all or any Collateral to indicate the Security Interest and will permit Secured Party, Beneficiary or their respective agents to inspect during Grantor s normal business hours the Collateral and to audit and make extracts from such records or any of Grantor s books, ledgers, reports, correspondence and other records; (d) will deliver to Secured Party and Beneficiary on demand originals of any and all Contracts, bills of lading, invoices, due bills, amendments or replacements to any of the foregoing, and other documents evidencing, representing or relating to the Collateral, or any part thereof; (e) will notify Secured Party and Beneficiary promptly in writing, of any change in the address specified above, at which records concerning the Collateral are kept; (f) will notify Secured Party and Beneficiary immediately of any default by any Account Debtor in payment or other performance of its obligations with respect to any Contract;
   (g) all Contracts that are or will be charters or subcharters are subject to Secured Party s consent to the extent required by the Mortgages, all Contracts that are or will be drilling contracts do and will contain terms and conditions satisfactory to Secured Party and Beneficiary, including, but not limited to, coverage of Secured Party and the Owner Group (as defined in the Charter) by all indemnities and required insurance from the operator thereunder and do or shall expressly disclaim any property interest in the Cunningham, the Yost or the Charter Vessel, as applicable, and, without Secured Party s and Beneficiary's prior written consent, will not make or agree to make any material alteration, modification or cancellation of, or substitution for, or credits, discounts, adjustments, offsets or allowances on any of the Contracts or any Collateral; (h) will keep all tangible property in good maintenance, condition and repair, and fully insured at all times against fire and other casualty and extended coverage risks, and shall maintain adequate public liability insurance with respect to the operation of the Collateral, in each case all as more fully provided in the other Charter Documents (including, without limitation, the Mortgages); (i) will not pledge, hypothecate, encumber or assign or permit any prepayment of any of the Contracts; and (j) in connection herewith, will execute and deliver to Secured Party and Beneficiary such financing statements, assignments and other documents, pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by Secured Party or Beneficiary, and do such other things as Secured Party or Beneficiary may request.

         4.    Verification of Collateral.

               Secured Party and Beneficiary shall have the right to verify the existence, location or condition of all or any Collateral in any manner and through any medium Secured Party or Beneficiary may consider appropriate, including by way of audit verifications or estoppel requests from Account Debtors, and Grantor agrees to furnish all assistance and information and perform any acts which Secured Party or Beneficiary may require in connection therewith.

         5.    Notification and Payments.

               On or after the occurrence of any Event of Default (as hereinafter defined), Secured Party or Beneficiary may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on or in respect to the Collateral to Secured Party for the benefit of Beneficiary. All payments on, and other proceeds from Collateral (including cash proceeds, insurance proceeds and proceeds of proceeds) received by Secured Party directly or from Grantor shall be applied as provided in the Charter and the Mortgages.

         6.    Default.

               a. Any of the events or conditions constituting an Event of Default under the Charter shall constitute an event of default hereunder (herein referred to as an "Event of Default").

               b. Upon the happening of any Event of Default, Secured Party, at its sole election, may declare all or any part of the Secured Obligations to be immediately due and payable without demand or notice of any kind.

               c. Upon the happening of any Event of Default, Secured Party shall have and may exercise all rights and remedies which may be available to it hereunder or under any of the Charter Documents or otherwise under applicable law, in admiralty or in equity.

               d.    Without in any way requiring notice to be given in  the
   following manner, Grantor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code as presently in effect in the State of New York or otherwise, shall constitute commercially reasonable notice to Grantor if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to Grantor at Grantor s address specified above or to any other address to which notices hereunder shall be given to Grantor under the Charter.

               e. Grantor agrees to pay on demand all costs and expenses incurred by Secured Party or Beneficiary in enforcing this Security Agreement, in realizing upon any Collateral and in enforcing and collecting any of the Secured Obligations, including, without limitation, if Secured Party or Beneficiary retains counsel for any such purpose, reasonable counsel fees and disbursements. Any accounts not paid when due shall bear interest at the Overdue Rate provided therefor in the Charter.

         7.    Miscellaneous.

               a. Grantor agrees, from time to time and at the expense of Grantor, to promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Secured Party or Beneficiary may reasonably request, in order to perfect and protect any security interests granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights hereunder. Without limiting the generality of the foregoing, Grantor hereby authorizes Secured Party, at Grantor s expense, in order to re-perfect or to prevent a lapsing of perfection of any security interest, to file this Security Agreement and such financing statement or statements or other instruments, documents or affidavits, or copies thereof, relating to the Collateral, without Grantor s signature thereon as Secured Party at its option may deem appropriate, and appoints Secured Party as Grantor's attorney-in-fact to execute any such copy of this Security Agreement and/or any such financing statement or statements or other instruments, documents or affidavits in Grantor s name and to perform all other acts which Secured Party or Beneficiary deems appropriate to perfect and continue the Security Interest and to protect and preserve the Collateral.

               b. Upon and after an Event of Default, Secured Party may demand, collect and sue on the Collateral (in either Grantor s or Secured Party s name at the latter s option) with the right to enforce, compromise, settle or discharge the Collateral, and may indorse Grantors name on any and all checks, commercial paper and any other instruments pertaining to the Collateral.

               c. Upon Grantor's failure to perform any of its duties under the Collateral, and if an Event of Default shall have occurred, Secured Party may, but shall not be obligated to, perform any or all such duties. The amount of Secured Party's expense in connection with any such performance shall be an additional obligation of Grantor under the Charter and the other Charter Documents and secured by this Security Agreement, and Grantor shall pay such amount to Secured Party forthwith upon written demand by Secured Party or Beneficiary.

               d. No delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any of the Secured
   Obligations or any Contract or Collateral shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise of any other right or remedy. Secured Party may remedy any default by Grantor hereunder or with respect to any of the Secured Obligations in any reasonable manner without waiving the default by Grantor. All rights and remedies of Secured Party hereunder are cumulative.

               e. Secured Party shall have no obligation to take, and Grantor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any instrument constituting Collateral whether or not in Secured Party's possession.
   Secured Party shall not be responsible to Grantor for loss or damage resulting from Secured Party's failure to enforce any Collateral or to collect any monies due or to become due thereunder, or other proceeds (including cash proceeds, insurance proceeds and proceeds of proceeds) constituting Collateral hereunder. Grantor waives protest of any instrument constituting Collateral at any time held by Secured Party on which Grantor is in any way liable.

               f. The rights and benefits of Secured Party hereunder shall, if Secured Party so agrees, inure to any party lawfully (under the laws applying to vessels, the financing of vessels, or otherwise) acquiring any interest in the Charter or any other Charter Documents or any part thereof. This Security Agreement may not be assigned by Grantor without the prior written consent of Secured Party, but Secured Party may assign at any time this Security Agreement or any rights or interests hereunder to any person or entity without the consent of or notice to Grantor or any person or entity other than Beneficiary (whose consent shall be required for any such assignment).

               g. Secured Party, Beneficiary and Grantor as used herein shall include the successors and permitted assigns of those parties.

               h. Notices and other communications required or permitted hereunder shall be in writing and shall be deemed sufficient for all purposes if sent by registered or certified letter, nationally recognized overnight courier service specifying one-day delivery, facsimile or telex to the recipient's address stipulated below and shall be effective from the date of receipt thereof.

               Other addresses may be substituted for those below upon giving notice thereof in the manner provided above:

   if to the Secured Party:      Wilmington Trust Company
                                 1100 North Market Street
                                 Rodney Square North
                                 Wilmington, Delaware 19890
                                 Attn:  Financial Services
                                 Fax:  (302) 651-1576

         with a copy to:         Deep Sea Investors, L.L.C.
                                 c/o Heller Financial, Inc.
                                 101 Park Avenue
                                 New York, New York  10178
                                 Attn:  Legal Department
                                 Fax:  (212) 880-7158

   if to the Grantor:            Reading & Bates Drilling Co.
                                 901 Threadneedle, Suite 200
                                 Houston, Texas 77079
                                 Attn:  Chief Financial Officer
                                 Fax:  (713) 496-0285

               i.    No  modification,   rescission,  waiver,   release   or
   amendment of any provision of this Security Agreement shall be made except by a written agreement signed by the party to be bound.

               j. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               k.    GRANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY
   KNOWINGLY   AND  INTENTIONALLY   AND  IRREVOCABLY   AND   UNCONDITIONALLY
   a) SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE OTHER CHARTER DOCUMENTS OR THE SECURED OBLIGATIONS BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, b) WAIVES TO THE EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE OTHER CHARTER DOCUMENTS OR THE SECURED OBLIGATIONS BROUGHT IN ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK, c) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, d) CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO GRANTOR AT THE ADDRESS SPECIFIED HEREIN AND e) AGREES THAT ANY LEGAL PROCEEDING ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE OTHER CHARTER DOCUMENTS OR THE SECURED OBLIGATIONS MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GRANTOR IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

               l. GRANTOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY AND INTENTIONALLY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE OTHER CHARTER DOCUMENTS OR ANY DEALINGS WITH SECURED PARTY RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE FOREGOING WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, RENEWALS, SUPPLEMENTS OR SUBSTITUTIONS TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER CHARTER DOCUMENTS WHETHER OR NOT EXPRESSLY SET FORTH HEREIN OR THEREIN.

               IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                                             READING & BATES DRILLING CO.


                                             By:
                                             Name:
                                             Title:

-----------------------------------------------------------------------------
                                    Exhibit A

                              Amortization Schedule

                                  SEE ATTACHED

------------------------------------------------------------------------------

                                    EXHIBIT E

                              OFFICERS  CERTIFICATE

               The undersigned, the [Assistant] Secretary and the [__________] President, respectively, of [Reading & Bates
   Corporation][Reading   and   Bates,  Inc.][Reading   &  Bates
   Drilling Co.] (the "Company") hereby certify to DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company, Buyer under the Memorandum of Agreement (the "MOA"), dated as of November ___, 1995, by and between [Reading and Bates, Inc.][the Company] (it being understood that capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the MOA):

        1.   _______________________  is  the  duly elected  and
             qualified [________] President of the Company;

        2.   _______________________  is  the  duly elected  and
             qualified [Assistant] Secretary of the Company;

        3. The resolutions of the Company's board of directors, a true, correct and complete copy of which are attached hereto as Exhibit "A" and made a part hereof, (i) were duly adopted [at a meeting of the directors of the Company held on ____________, 1995 at which the required quorum was present and voting throughout] [by the unanimous written consent of the directors of the Company in accordance with applicable law on __________, 1995] (the date when such resolutions were duly adopted being referred to herein as the "Resolution Date") in accordance with applicable law and the articles or certificates of incorporation and bylaws of the Company, (ii) are in full force and effect, (iii) have not been repealed, amended or modified, and
             (iv) authorize the Company to execute and deliver, and perform the Company's obligations under, the Charter Documents to which the Company is a party;

        4. The individuals listed below (the "Current Officers") have been duly elected to and qualified for, and validly hold the offices of the Company set forth opposite their respective names, and the signatures set forth opposite their respective names are their true and authentic signatures:


   Name                              Title_________________________
                                          Signature

                            Chief Executive Officer

                            Chief Financial Officer

                            President

                            Vice President


        5. Each of the Current Officers has the authority to execute and deliver, on behalf of the Company, the Charter Documents to which the Company is a party.

        6.   The  Certificate of  Incorporation of  the Company,
             and all amendments thereto, as certified by the appropriate authority where the Company is incorporated, a true, correct and complete copy of which is attached hereto as Exhibit "B" and made a part hereof, (i) was in full force and effect (without further modification or amendment) on the Resolution Date, and (ii) is in full force and effect as of the date hereof (without further modification or amendment).

        7. The Bylaws of the Company, and all amendments thereto, a true, correct and complete copy of which are attached hereto as Exhibit "C" and made a part hereof, (i) were in full force and effect (without further modification or amendment) on the Resolution Date, and (ii) are in full force and effect as of the date hereof (without further modification or amendment).

        8. Certificates of Existence and Good Standing. Attached hereto as Exhibit D are recent Certificates issued by appropriate governmental authorities which evidence the existence and good standing of the Company in the jurisdiction in which the Company is incorporated.

             The   undersigned   acknowledge   that   (i)   this
   Certificate constitutes the Officers' Certificate described in Section 6(e) of the MOA, and (ii) [Investment Entity] is relying on this Certificate, without performing an independent investigation, in entering into the transactions contemplated by the Charter Documents.

             IN   WITNESS  WHEREOF,  the  undersigned  has  duly
   executed and delivered this Officers' Certificate as of the ____ day of November, 1995.


                                      ___________________,
                                      [Assistant] Secretary


             I, ___________________, hereby certify that I am now the duly elected, qualified, and acting [_________] President of the Company; that ____________________ is the duly elected, qualified and acting [Assistant] Secretary of the Company and the signature set forth above his name is his correct signature; and that the certifications set forth above are true and correct as of the date hereof.

             IN WITNESS WHEREOF, I have duly executed this Certificate as of November ___, 1995.


                           _______________,  [__________] President

-----------------------------------------------------------------------------
                             EXHIBIT F

                   CONSENT TO PREFERRED MORTGAGE

        THIS CONSENT TO PREFERRED MORTGAGE ("Consent") given as of the ______ day of November, 1995, by ABC EQUIPMENT LEASING, INC., a New York corporation ("First Mortgagee"), with principal offices at 77 West 66th Street, New York, New York 10023, in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, Trustee (in such capacity, "Second Mortgagee") for the benefit of DEEP SEA INVESTORS, L.L.C., a Delaware limited liability company ("Beneficiary"), both with offices at c/o Heller Financial, Inc., Attention: Legal Department, 101 Park Avenue, New York, New York 10178.

        A. Reading & Bates Drilling Co., an Oklahoma corporation ("Mortgagor"), is the sole owner of the whole of those certain vessels known as the "JIM CUNNINGHAM," official number 651643, gross tonnage 7977, net tonnage 5866, built at Okpo Island, South Korea, in 1982, duly documented in the name of Mortgagor under the laws and flag of the United States (the "Collateral Vessel").

        B. Reading and Bates, Inc., an Oklahoma corporation ("R&B, Inc."), and American Broadcasting Companies, Inc., a New York corporation ("ABC, Inc.") entered into two agreements dated as of March 22, 1982 (as amended, the "TBT Agreements"). R&B, Inc. and ABC, Inc. subsequently assigned their respective rights and obligations under the TBT Agreements to Mortgagor and First Mortgagee, respectively.

        C. To secure its obligations under the TBT Agreements, Mortgagor granted to First Mortgagee a first priority mortgage on the Collateral Vessel pursuant to that certain First Preferred Mortgage dated January 28, 1987 (the "First Preferred Mortgage"), recorded March 4, 1987, as Instrument No. 1, Book No. PM149, in the records of the Eighth Coast Guard District, Port of Houston, Texas.

        D. Pursuant to that certain Memorandum of Agreement (the "MOA") dated as of November 28, 1995, by and between Beneficiary and R&B, Inc., a subsidiary of Mortgagor's parent corporation, Reading & Bates Corporation, R&B, Inc. agreed to sell a certain other vessel to Beneficiary and Beneficiary agreed to lease that vessel to Mortgagor under the terms and subject to the conditions set forth in the Bareboat Charter (the "Charter") dated November 28, 1995, by and between Mortgagor and Beneficiary (the MOA, the Charter and all other documents executed in connection therewith together with any and all amendments, supplements, renewals or substitutions of all or any of such documents, are sometimes referred to collectively herein as the "Charter Documents").

        E. The Board of Directors of Mortgagor having determined that Mortgagor will derive substantial benefit, directly or indirectly, from the sale and lease transaction among R&B, Inc., Mortgagor and Beneficiary, Mortgagor, as required by Beneficiary, has agreed to execute and deliver a Preferred Mortgage, granting to Second Mortgagee a second priority mortgage on the Collateral Vessel (the "Second Mortgage"), secondary and subordinate only to the First Mortgage, to secure the prompt and complete payment, observance and performance of all representations, warranties, covenants, liabilities and obligations of Mortgagor under the Charter Documents (the "Secured Obligations").

        F. First Mortgagee wishes to execute and deliver this Consent in order to evidence its consent to the Second
   Mortgage as an additional lien and encumbrance on the Collateral Vessel.

        NOW,  THEREFORE, with  intent  to be  legally bound,  in
   consideration  of  the  foregoing,  and for  other  good  and
   valuable   consideration,  receipt   of   which   is   hereby
   acknowledged, First Mortgage hereby agrees as follows:

        1. First Mortgagee, on behalf of itself and its successors and assigns, acknowledges receipt of notice of Mortgagor's intent to execute, deliver and file of record the Second Mortgage, and hereby consents to such execution, delivery and recording, and to the placing of the Second Mortgage as an additional lien and encumbrance on the Collateral Vessel.

        2. First Mortgagee represents and warrants to Second Mortgagee and Beneficiary that the First Mortgagee has not sold, transferred, assigned, encumbered or otherwise disposed of the First Mortgage or any of the rights thereunder or the obligations secured thereby and is the sole holder of such First Mortgage, each of the rights thereunder and all obligations secured thereby.

        3. First Mortgagee agrees that it shall give Second Mortgagee and Beneficiary written notice of any default under the First Mortgage simultaneously with delivery of such notice to Mortgagor. First Mortgagee shall not exercise any of its rights and remedies under the First Mortgage or at law or in equity unless Second Mortgagee or Beneficiary have failed to cure the default described in any such notice within 10 days after receipt by Second Mortgagee and Beneficiary of notice of monetary defaults and 30 days after receipt by Second Mortgagee and Beneficiary of notice of non-monetary defaults; provided, however, that if any non-monetary default by its nature cannot be cured within such 30-day period, Second Mortgagee and Beneficiary shall have such additional period of time (not to exceed 60 days from the delivery of such notice to Second Mortgagee and Beneficiary) as may be necessary to cure the default, provided that Second Mortgagee or Beneficiary have commenced curative measures within such 30-day period and are proceeding diligently thereafter to complete such curative measures; provided, further, that First Mortgagee may immediately enforce its rights and remedies under the First Mortgage if Second Mortgagee or Beneficiary take any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Second Mortgage. Upon payment of the obligations secured by the First Mortgage, First Mortgagee shall promptly execute and deliver to Second Mortgagee and Beneficiary for filing, at Mortgagor's sole cost and expense, with each filing officer with which the First Mortgage, any financing statement or other instrument covering the Collateral Vessel or any other collateral was filed, all satisfactions of mortgage, satisfaction pieces, termination statements and similar instruments, and take or cause to be taken such other or further action, as Second Mortgagee or Beneficiary may deem necessary or appropriate to terminate the First Mortgagee's mortgage, lien and security interest in the Collateral Vessel or any other collateral.

        4. This Consent (together with the Charter Documents) sets forth the entire agreement of the parties with respect to its subject matter. Any previous or contemporaneous oral agreements or understandings with regard to the subject matter of this Consent shall be of no force or effect. First Mortgagee, and each person signing therefor, represents and warrants that it, he or she, respectively, has full power and authority to execute and deliver this Consent on behalf of First Mortgagee.

        IN WITNESS WHEREOF, First Mortgagee has caused the due execution hereof by its officer thereunto duly authorized as of the date first set forth above.

                                 ABC EQUIPMENT LEASING, INC.


                                 By:
                                      __________________________________
                                 Name:
                                      __________________________________
                                 Title:
                                      __________________________________